Exhibit 10.19

                                                                  Execution Copy




                      REIMBURSEMENT AND SECURITY AGREEMENT

                                     between

                            Open Plan Systems, Inc.,

                                       and

                               WACHOVIA BANK, N.A.

                            Dated as of June 1, 2000

                     Relating To $2,500,000 Principal Amount
                  Michigan Strategic Fund Variable Rate Demand
                        Limited Obligation Revenue Bonds
                  (Open Plan Systems, Inc. Project) Series 2000
                  ---------------------------------------------

                         Prepared by:       John B. Garver, III, Esq.
                                            Robinson, Bradshaw & Hinson, P.A.
                                            101 North Tryon Street, Suite 1900
                                            Charlotte, North Carolina 28246
                                            (tel) 704-377-8377
                                            (fax) 704-378-4000

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IMPORTANT NOTICE - THIS INSTRUMENT  CONTAINS A CONFESSION OF JUDGMENT  PROVISION
WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
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

                                TABLE OF CONTENTS

                                                                                                Page
                                                                                                ----
                                    ARTICLE I

                                   DEFINITIONS
Section 1.1   Defined Terms......................................................................1
Section 1.2   Accounting Terms...................................................................9
Section 1.3   Singular/Plural....................................................................9
Section 1.4   Other Terms........................................................................9

                                   ARTICLE II

                              THE LETTER OF CREDIT

Section 2.1   Agreement to Issue Letter of Credit................................................9
Section 2.2   Term of the Letter of Credit; Extensions of the Stated Term; Cancellation
              or Replacement of the Letter of Credit............................................10
Section 2.3   Reduction of Letter of Credit Amount; Restoration of Letter of Credit
              Amount............................................................................10
Section 2.4   Fees Relating to Letter of Credit.................................................11
Section 2.5   Reimbursement of Drawings under Letter of Credit..................................12
Section 2.6   Tender Advances, Prepayments, Interest Computations and Notices...................12
Section 2.7   Form and Place of Payments; Computation of Interest...............................13

                                   ARTICLE III

                              OBLIGATIONS ABSOLUTE

Section 3.1   Obligations Absolute, Unconditional and Irrevocable...............................14

                                   ARTICLE IV

            CONDITIONS PRECEDENT TO ISSUANCE OF LETTER OF CREDIT AND
                          DISBURSEMENT OF BOND PROCEEDS

Section 4.1   Conditions Precedent to Issuance of Letter of Credit..............................15
Section 4.2   Conditions Precedent to Disbursement of Bond Proceeds.............................18
Section 4.3   Obligations During the Construction Period........................................23

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

Section 5.1   Corporate Organization and Power..................................................24
Section 5.2   Corporate Authority: No Conflict With Other Instruments or Law....................25
Section 5.3   Due Execution and Delivery........................................................25


                                       i

Section 5.4   Enforceability....................................................................25
Section 5.5   Governmental Approval.............................................................25
Section 5.6   Margin Stock......................................................................25
Section 5.7   Investment Company................................................................26
Section 5.8   Taxes.............................................................................26
Section 5.9   Litigation........................................................................26
Section 5.10  Financial Statements; No Material Adverse Change..................................26
Section 5.11  Compliance with Laws..............................................................27
Section 5.12  Environmental Compliance..........................................................27
Section 5.13  ERISA.............................................................................28
Section 5.14  Full Disclosure...................................................................28
Section 5.15  Official Statement................................................................28
Section 5.16  No Default........................................................................29
Section 5.17  Subsidiaries......................................................................29
Section 5.18  First Priority Liens..............................................................29

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

Section 6.1   Financial and Business Information................................................29
Section 6.2   Notice of Certain Events..........................................................31
Section 6.3   Corporate Existence...............................................................31
Section 6.4   Maintenance of Properties.........................................................31
Section 6.5   Compliance with Law...............................................................31
Section 6.6   Compliance with ERISA.............................................................32
Section 6.7   Payment of Indebtedness...........................................................32
Section 6.8   Payment of Taxes..................................................................32
Section 6.9   Maintenance of Insurance..........................................................32
Section 6.10  Maintenance of Books and Records; Inspection......................................32
Section 6.11  Name Change.......................................................................33
Section 6.12  Depository Relationship...........................................................33
Section 6.13  Covenant to Redeem Bonds..........................................................33
Section 6.14  Further Assurances................................................................33

                                   ARTICLE VII

                               NEGATIVE COVENANTS

Section 7.1   Merger and Dissolution............................................................34
Section 7.2   Acquisitions......................................................................34
Section 7.3   Additional Indebtedness...........................................................34
Section 7.4   Liens and Encumbrances............................................................34
Section 7.5   Disposition of Assets.............................................................34
Section 7.6   Transactions With Related Persons.................................................35
Section 7.7   Restricted Investments............................................................35
Section 7.8   Restriction on Dividends..........................................................35



                                       ii

Section 7.9   Hazardous Material................................................................36
Section 7.10  Subsidiaries or Partnerships......................................................36
Section 7.11  New Business......................................................................37
Section 7.12  Modifications.....................................................................37
Section 7.13  Minimum Tangible Net Worth........................................................37
Section 7.14  Ratio of Funded Debt to EBIDA.....................................................37
Section 7.15  Ratio of Total Liabilities to Tangible Net Worth..................................37

                                  ARTICLE VIII

                           EVENTS OF DEFAULT; REMEDIES

Section 8.1   Events of Default.................................................................37
Section 8.2   Remedies..........................................................................39

                                   ARTICLE IX

                                  PLEDGED BONDS

Section 9.1   The Pledge........................................................................40
Section 9.2   Remedies Upon Default.............................................................41
Section 9.3   Valid Perfected First Lien........................................................42
Section 9.4   Release of Pledged Bonds..........................................................42

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1  Costs, Expenses and Taxes.........................................................42
Section 10.2  Indemnification...................................................................42
Section 10.3  Waiver of Jury Trial; Confession of Judgment......................................44
Section 10.4  Waiver of Automatic or Supplemental Stay..........................................45
Section 10.5  Notices...........................................................................45
Section 10.6  Payment from Bank's Funds.........................................................46
Section 10.7  Limited Liability of the Bank.....................................................46
Section 10.8  Continuing Obligations; Revival of Obligations....................................47
Section 10.9  Confirmation of Lien..............................................................47
Section 10.10 Notice of Certain Controlling Acquisitions........................................47
Section 10.11 Controlling Law...................................................................47
Section 10.12 Successors and Assigns............................................................47
Section 10.13 Assignment and Sale...............................................................48
Section 10.14 Amendment.........................................................................48
Section 10.15 Amendments and Waivers............................................................48
Section 10.16 No Third Party Beneficiary; No Warranties.........................................48
Section 10.17 Severability......................................................................49
Section 10.18 Entire Agreement..................................................................49
Section 10.19 Counterparts......................................................................49
Section 10.20 Captions..........................................................................49


Exhibit A - Form of Letter of Credit
Exhibit B - Form of Reimbursement Note

                      REIMBURSEMENT AND SECURITY AGREEMENT
                      ------------------------------------


         THIS REIMBURSEMENT AND SECURITY AGREEMENT, dated as of June 1, 2000, is made and entered into by and between Open Plan Systems, Inc., a Virginia corporation (the "Company"), and WACHOVIA BANK, N.A., a national banking association with its main office in Winston-Salem, North Carolina (the "Bank").


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Michigan Strategic Fund (the "Issuer"), intends to issue its Variable Rate Demand Limited Obligation Revenue Bonds (Open Plan Systems, Inc. Project) Series 2000 in the aggregate principal amount of $2,500,000 (the "Bonds") pursuant to an Indenture of Trust dated as of even date herewith (as the same may be supplemented pursuant to its terms, the "Indenture"), between the Issuer and First-Citizens Bank & Trust Company, as trustee (together with any successors in trust, the "Trustee"); and

         WHEREAS, pursuant to a Loan Agreement dated as of even date herewith (as the same may be amended pursuant to its terms and the terms of the Indenture, the "Loan Agreement") between the Issuer and the Company, the Issuer will loan the proceeds of the Bonds to the Company (i) to finance the acquisition, construction and equipping of certain facilities more fully described in the Loan Agreement (the "Project"), and (ii) to pay certain costs of issuing the Bonds; and

         WHEREAS, to provide additional security for the payment of the Bonds, the Company has requested that the Bank issue an irrevocable, direct-pay letter of credit substantially in the form of Exhibit A attached hereto and by this reference made a part hereof (as the same may be amended from time to time, the "Letter of Credit"); and

         WHEREAS, the Bank is willing to issue the Letter of Credit subject to the following terms and conditions;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Defined Terms. In addition to the words and terms defined above, the following terms when used herein shall have the following respective meanings:

         "Affiliate" means, as to any Person, (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) any other Person of which such Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or otherwise.

         "Agreement" means this Reimbursement and Security Agreement, as the same may be amended, modified, supplemented or restated from time to time.

         "Assignment of Construction Documents" means the Assignment of Construction Documents dated as of even date herewith from the Company to the Bank, as the same may be amended, modified, supplemented or restated from time to time.

         "Bankruptcy Code" means Title 11 of the United States Code, as amended, and any successor statute or statutes having substantially the same function.

         "Business Day" means any day on which the offices of the Bank at which drawings on the Letter of Credit are made, the Trustee, the Paying Agent, the Registrar (as each such term is defined in the Indenture) and the Remarketing Agent are each open for business and on which The New York Stock Exchange is not closed.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor federal tax code. Any reference to any provision of the Code shall also include the income tax regulations promulgated thereunder, whether final, temporary or proposed.

         "Collateral" means all the collateral described in the Security Documents and all of the Pledged Bond Collateral.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code.

         "Date of Issuance" means the date on which the Bonds are initially issued.

         "Debt" means, without duplication, all liabilities, obligations and indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, including, without limitation, obligations for borrowed money and all obligations to trade creditors, whether heretofore, now or hereafter owing, arising, due or payable from the Company or any Subsidiary to any Person and howsoever evidenced, created, incurred acquired, or owing, whether primary, secondary, direct, contingent, fixed or otherwise and whether matured or unmatured.

         "Default" means any event that, with the passage of time or giving of notice, or both, would constitute an Event of Default.

         "Default  Rate" means a per annum  interest rate equal to the lesser of
(i) the Prime Rate plus two percent (2%) per annum, or (ii) the maximum rate permitted by applicable law.

         "EBIDA" means, with respect to the Company and its Subsidiaries for any period, the sum (without duplication) of (a) Net Income for such period, (b) Interest Expense for such period, and (c) depreciation and amortization expense deducted in determining Net Income for such period.

         "Environmental Law" means any federal, state or local law, statute, ordinance, rule, regulation, permit, license, approval, interpretation, order, guidance or other legal requirement (including without limitation any subsequent enactment, amendment or modification) relating to the protection of human health or the environment, including, but not limited to, any requirement pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of materials that are or may constitute a threat to human health or the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules and regulations from time to time promulgated thereunder.

         "Event of Default" means any of the events specified in Section 8.1 hereof.

         "Expiration Date" means the Initial Expiration Date or, if the stated term of the Letter of Credit is extended as contemplated in Section 2.2(b) hereof, the last day of each Successive Extension Period.

         "Fee Percentage"  means (i) prior to July 1, 2000, 1.50% per annum, and
(ii) on and after July 1, 2000, on the first day of each fiscal quarter of the Company beginning with the fiscal quarter beginning on July 1, 2000, (each an "Adjustment Date"), the percentage per annum as determined according to the following grid based on the Ratio of Funded Debt to EBIDA, as of the end of the most recently ended fiscal quarter of the Company.

         Ratio of Funded Debt to EBIDA              Fee Percentage
         -----------------------------              --------------
                  <3.0 : 1.0                             1.00%
                  <3.5 : 1.0                             1.25%
                  <4.0 : 1.0                             1.50%

         Notwithstanding the foregoing, if on any Adjustment Date the Company has failed to deliver the financial information required pursuant to Sections 6.1(a) and (b) hereof, the Fee Percentage shall be 1.50% until the date such financial information is delivered.

         "Financial Statements" means the annual audited consolidated financial statements of the Company and its Subsidiaries at December 31, 1999 and for the year then ended.

         "Funded Debt" means, at any date, all interest-bearing Debt and capital leases, not expressly subordinated to the Bank.

         "Generally Accepted Accounting Principles" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries on a consolidated basis throughout the period indicated and consistent with the financial practice of the Company and its Subsidiaries after the date hereof; provided, however, that, in the event that changes in Generally Accepted Accounting Principles shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Company's certified public accountants, to the extent that such changes would modify accounting terms used in this Agreement or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date this Agreement shall have been amended to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

         "Governmental Authority" means any nation or government, any state, department, agency or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

         "Hazardous Material" means any substance or material meeting any one or more of the following criteria: (i) it is or contains a substance designated as a hazardous waste, hazardous substance, pollutant, contaminant or toxic substance under any Environmental Law; (ii) it is toxic, explosive, corrosive, ignitable, infectious, radioactive, mutagenic or otherwise hazardous, (iii) its presence requires investigation or remediation under an Environmental Law or common law; (iv) it constitutes a danger, nuisance, trespass or health or safety hazard to persons or property; and/or (v) it is or contains, without limiting the foregoing, petroleum hydrocarbons.

         "Improvements"   means  all  fixtures  and  personal  property  now  or
hereafter located on or affixed to the Land together with all additions and accessions thereto and replacements and proceeds thereof.

         "Initial Expiration Date" means July 5, 2001.

         "Interest Expense" means, for any period, total interest expense of the Company and its Subsidiaries on a consolidated basis for such period, determined in accordance with Generally Accepted Accounting Principles.

         "Land" means all of the real property described in Exhibit A to the Mortgage.

         "Letter of Credit Amount" means, at any time, the aggregate of the Letter of Credit - Principal Component and the Letter of Credit - Interest Component, subject to reduction or reinstatement as provided in the Letter of Credit.

         "Letter of Credit - Interest Component" has the meaning ascribed thereto in Section 2.1 hereof.

         "Letter of Credit - Principal Component" has the meaning ascribed thereto in Section 2.1 hereof.

         "Lien" means any interest in property securing an obligation owed to, or claim by, a Person other than the owner of such property, whether such interest arises by virtue of contract, statute or common law, including but not limited to the lien or security interest arising from a mortgage, security agreement, pledge, lease, conditional sale, consignment or bailment for security purposes or from attachment, judgment or execution. The term "Lien" shall include any easements, covenants, restrictions, conditions, encroachments, reservations, rights-of-way, leases and other title exceptions and encumbrances affecting real property. For the purpose of this Agreement, the Company shall be deemed to own, subject to a Lien, any proceeds of a sale with recourse of accounts receivable, any asset leased under any "sale and lease back" or similar arrangement and any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

         "Material Adverse Effect" or "Material Adverse Change" means a material adverse effect upon, or a material adverse change in, any of (i) the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole; (ii) the ability of the Company or any
Subsidiary to perform under this Agreement or any Related Document in any material respect or any other material contract to which any one or more of them is a party in any material respect; (iii) the legality, validity or enforceability of this Agreement or any Related Document; or (iv) the perfection or priority of the Liens of the Bank granted under this Agreement or any Related Document or the rights and remedies of the Bank under this Agreement or any Related Document (other than a change resulting from any act or omission by the Bank).

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto which is a nationally recognized rating agency.

         "Mortgage" means the Mortgage dated as of even date herewith from the Company, as grantor, to the Bank, and relating to the Land, as the same may be amended, modified, supplemented or restated from time to time.

         "Multiemployer Plan" means any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA.

         "Net Income" means, for any period, the net income (or loss) of the Company and its Subsidiaries determined on a consolidated basis in accordance with Generally Accepted Accounting Principles.

         "Notice of Adjustment" has the meaning ascribed thereto in Error! Reference source not found. hereof.

         "Notice of Non-Extension" means a written notice delivered by the Bank to the Trustee, the Company and the Rating Agency to the effect that the Letter of Credit will not be extended for a Successive Extension Period.

         "Official   Statement"  means  collectively  the  Preliminary  Official
Statement and the Official Statement with respect to the initial offering and sale of the Bonds.

         "Payment Date" means the March 1, June 1, September 1 and December 1 of each year, commencing September 1, 2000.

         "Permitted Liens" means any of the following Liens securing any indebtedness of the Company or any Subsidiary on the property, real or personal, of the Company or such Subsidiary, whether now owned or hereafter acquired:

                  (i)      Liens granted to the Bank;

                  (ii) Liens imposed by mandatory provisions of law of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due and payable;

                  (iii) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure the performance of letters of credit, bids, tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business, provided that all such liens in the aggregate have no reasonable likelihood of causing a Material Adverse Effect;

                  (iv) Liens for current taxes, assessments or other governmental charges that are not delinquent or remain payable without any penalty or that are being contested in good faith and with due diligence by appropriate proceedings, provided that all such liens in the aggregate have no reasonable likelihood of causing a Material Adverse Effect and, if requested by the Bank, the Company or such Subsidiary has established reserves determined in accordance with Generally Accepted Accounting Principles with respect thereto;

                  (v) Liens of judgments, execution, attachment or similar process which will not result or have not yet resulted in the occurrence of an Event of Default as set forth in Section 8.1(k) or (l) hereof;

                  (vi) Any exception acceptable to the Bank which appears in any mortgagee's title insurance policy relating to the Land; and

                  (vii) Any other Liens or encumbrances as the Bank may approve in writing from time to time.

         "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means, at any time, an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Pledged Bond Collateral" has the meaning set forth in Section 9.1 hereof.

         "Pledged Bonds" means those Bonds which have been purchased from monies drawn under the Letter of Credit pursuant to Section 2.6(g)(ii) of the Indenture and not remarketed by the Remarketing Agent pursuant to Section 2.7 of the Indenture.

         "Prime Rate" means that rate of interest so denominated and set by the Bank from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by the Bank, which lends at rates above and below the Prime Rate. For purposes of calculating any interest rate hereunder which is based on the Prime Rate, such interest rate shall be adjusted automatically on the effective date of any change in the Prime Rate.

         "Purchase Agreement" means the Purchase Agreement as defined in the Indenture.

         "Purchase Price" has the same meaning given that term in Article I of the Indenture.

         "Rating Agency" means Moody's, Standard & Poor's and any other national rating service acceptable to the Trustee, the Remarketing Agent, the Bank and the Company that has a rating of the Bonds in effect at that time.

         "Reimbursement Note" means the promissory note dated as of even date herewith from the Company to the Bank evidencing all Tender Advances, if any, to be made under this Agreement, which note shall be substantially in the form of Exhibit B attached hereto and by this reference made a part hereof.

         "Reimbursement Obligations" means any one or more of the obligations of the Company to the Bank under this Agreement and the Reimbursement Note, including but not limited to the obligations specified in Section 2.5 of this Agreement.

         "Related Documents" means the Bonds, the Indenture, the Loan Agreement, the Purchase Agreement, the Remarketing Agreement, the Reimbursement Note, the Security Documents, and any other instrument, document, agreement or certificate relating thereto or otherwise executed and delivered in connection with the issuance of the Bonds or the Letter of Credit.

         "Remarketing Agent" means Wachovia Securities, Inc. and its successors appointed and serving in such capacity under the Indenture.

         "Remarketing Agreement" means the Remarketing Agreement as defined in the Indenture.

         "Reportable Event" means a reportable event as defined in Section 4043(c) of ERISA.

         "Security Agreement" means the Security Agreement dated as of even date herewith by and between the Company and the Bank, as the same may be amended, modified, supplemented or restated from time to time.

         "Security Documents" means (i) the Mortgage, (ii) the Security Agreement, (iv) the Assignment of Construction Documents and (v) all Uniform Commercial Code financing statements filed to perfect any security interests granted under the Mortgage or the Security Agreement.

         "Solvent" means as to any Person on any particular date, that such Person (i) does not have unreasonably small capital to carry on its business as now conducted and as presently proposed to be conducted, (ii) is able to pay its debts as they become due in the ordinary course of business, and (iii) has assets with a present fair saleable value greater than its total stated liabilities and identified contingent liabilities, including any amounts necessary to satisfy preferential rights of shareholders.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, and any successor thereto which is a nationally recognized rating agency.

         "Stockholders' Equity" means, at any date, shareholders' equity as set forth or reflected on the consolidated balance sheet of the Company and its Subsidiaries as of such date, prepared in accordance with Generally Accepted Accounting Principles.

         "Subsidiary" means any corporation, partnership, limited liability company, association or other business entity of which the Company owns, directly or indirectly, more than fifty percent (50%) of the voting securities thereof.

         "Successive  Extension  Period"  has the  meaning  ascribed  thereto in
Section 2.2(b) hereof.

         "Tangible Net Worth" means, at any date, Stockholders' Equity, less the sum of the value, as set forth or reflected on the consolidated balance sheet of the Company and its Subsidiaries as of such date, prepared in accordance with Generally Accepted Accounting Principles, of: (i) any surplus resulting from any write-up of assets subsequent to January 1, 2000, (ii) all assets which would be treated as intangibles under Generally Accepted Accounting Principles, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense; (iii) to the extent not included in (ii) of this definition, any amount at which shares of capital stock of the Company appear as an asset on the consolidated balance sheet of the Company and its Subsidiaries; (iv) loans or advances to stockholders, directors, officers or employees; and (v) to the extent not included in (ii) of this definition, deferred expenses.

         "Tender Advance" means a loan by the Bank to the Company made pursuant to Section 2.6 hereof and evidenced by the Reimbursement Note, the proceeds of which are used to reimburse the Bank for the amount of a corresponding Tender Drawing.

         "Tender Drawing" means a drawing under the Letter of Credit to pay the portion of the Purchase Price of the Bonds allocable to principal.

         "Termination Date" means the earliest of (i) the close of business on the Expiration Date, (ii) the date on which the principal amount of and interest on the Bonds shall have been paid in full, (iii) the close of business on the second Business Day following conversion of the interest rate on the Bonds to a Fixed Rate (as defined in the Indenture), (iv) the date on which the Bank honors the draft drawn on the Letter of Credit pursuant to Section 3.8(a)(iii) of the Indenture following the occurrence of an Event of Default (as defined in the Indenture) and an acceleration, (v) the date on which the Bank honors the draft drawn on the Letter of Credit to purchase the Bonds following receipt by the Trustee of written notice from the Bank that an Event of Default has occurred and is continuing and a written request from the Bank that the Bonds be required to be tendered for purchase, (vi) the date the Letter of Credit is surrendered to the Bank by the Trustee for cancellation following acceptance by the Trustee of an Alternate Credit Facility (as defined in the Indenture), or (vii) the date the Bank honors the final drawing available under the Letter of Credit.

         "Total Liabilities" means, at any date, all liabilities of the Company and its Subsidiaries, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of the consolidated balance sheet of the Company and its Subsidiaries, prepared in accordance with Generally Accepted Accounting Principles.

         "Underwriter" means Wachovia Securities, Inc., in its capacity as underwriter under the Purchase Agreement.

         Section 1.2 Accounting Terms. Any accounting terms used in this Agreement that are not specifically defined shall have the meanings customarily given them in accordance with Generally Accepted Accounting Principles.

         Section 1.3 Singular/Plural. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

         Section 1.4 Other Terms. All other terms contained in this Agreement shall, when the context so indicates, have the meanings provided for by the Uniform Commercial Code of the Commonwealth of Virginia to the extent the same are used or defined therein.

                                   ARTICLE II

                              THE LETTER OF CREDIT

         Section 2.1 Agreement to Issue Letter of Credit. Subject to the terms and conditions hereinafter set forth, the Bank hereby agrees to issue the Letter of Credit on the Date of Issuance. The Letter of Credit shall be issued in an amount equal to the sum of (i) the aggregate principal amount of the Bonds (the "Letter of Credit - Principal Component"), plus (ii) an amount equal to 113 days' interest on the Bonds, computed as though the Bonds bore interest at the rate of 12% per annum, notwithstanding the actual rate borne by the Bonds from time to time, based on a 360-day year (the "Letter of Credit - Interest Component").

         Section 2.2 Term of the Letter of Credit; Extensions of the Stated Term; Cancellation or Replacement of the Letter of Credit.

         (a)      The term of the Letter of Credit shall end on the  Termination
Date.

         (b) The initial term of the Letter of Credit is stated to expire, subject to earlier termination, on the Initial Expiration Date. The Initial Expiration Date will be automatically extended, subject to earlier termination, for successive additional periods of one calendar month each ("Successive Extension Periods") until the fifth day of the thirteenth calendar month following the calendar month during which the Company, the Trustee, and the Rating Agency receive a Notice of Non-Extension from the Bank. The Bank's decision to deliver a Notice of Non-Extension shall be made in its sole discretion and no course of dealing or other circumstance shall be deemed to require the Bank to refrain from delivering a Notice of Non-Extension. The Company shall provide prior written notice to the Trustee of any amendment or modification of this Section 2.2(b).

         (c) The Letter of Credit may be cancelled or replaced at any time without penalty or premium at the request of the Company upon satisfaction of all conditions specified in subsections (i), (ii) and (iii) hereof:

                  (i)      the  Company  shall have  given not less than  thirty
         (30) days prior written notice to the Bank that the Company desires to cancel or replace the Letter of Credit;

                  (ii) the Letter of Credit shall have been returned to the Bank for cancellation; and

                  (iii) all Reimbursement Obligations (including all Letter of Credit fees) shall have been paid in full.

         Upon the cancellation or replacement of the Letter of Credit in accordance with this Section, the Bank will within ten (10) days of the effective date of such cancellation or replacement refund to the Company any unearned portion of the letter of credit fee previously paid by the Company to the Bank pursuant to Section 2.4(a).

         Section 2.3 Reduction of Letter of Credit Amount; Restoration of Letter of Credit Amount. Without limiting the provisions of the Letter of Credit, the Letter of Credit - Interest Component shall be reduced in an amount equal to any draw to pay interest on the Bonds (including interest constituting a portion of the Purchase Price of Bonds), but shall be reinstated automatically ten (10) calendar days after drawing unless the Bank shall have notified the Trustee that
(i) the Bank has not been reimbursed for said drawing or (ii) that an Event of Default has occurred and is continuing. In addition, and without limiting the provisions of the Letter of Credit, the Letter of Credit - Principal Component shall be reduced in an amount equal to any draw to pay principal of the Bonds (including any Tender Drawing), but, with respect to any Tender Drawing, such amount will be reinstated upon receipt by the Trustee of notice from the Bank that the Tender Advance applicable thereto has been repaid.

         Section 2.4 Fees Relating to Letter of Credit.

         (a) The Company hereby agrees to pay to the Bank $9,729 on the Date of Issuance and thereafter on each Payment Date a letter of credit fee in an amount equal to one-quarter (.25) of the product of the Letter of Credit Amount in effect on the date of such payment (after giving effect to any reduction in the Letter of Credit Amount resulting from a redemption of Bonds on such date) multiplied by the Fee Percentage. The letter of credit fee shall be computed on the basis of the actual number of days elapsed over a 360-day year. If a Tender Advance is outstanding on any Payment Date, the Company shall pay to the Bank an additional letter of credit fee on any date when all or a portion of the principal amount of such Tender Advance is repaid equal to the product of the principal amount of the Tender Advance being repaid, multiplied by (1) the Fee Percentage, and (2) the number of days from the date of such repayment until the next Payment Date divided by 360.

         (b) If, after the date hereof, any law or regulation shall be adopted or any change in any law or regulation or in the interpretation thereof by any Governmental Authority shall occur, which adoption or change shall either: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits in or for the account of, the Bank, or (ii) impose on the Bank any other condition relating, directly or indirectly, to this Agreement, the Reimbursement Note or the Letter of Credit, and the result of any event referred to in clause (i) or (ii) of this subsection shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit, then the Company shall pay to the Bank, upon demand therefor by the Bank, such additional amounts as the Bank shall reasonably determine are necessary to compensate the Bank for such increased cost, together with interest on such amount calculated at the Default Rate from the date of such demand until payment in full if such amount is not paid in full within thirty (30) days after such demand. The Bank shall deliver to the Company a certificate as to such increased cost incurred by the Bank as a result of any event mentioned in this subsection, setting forth in reasonable detail the basis therefor and the manner of calculation thereof, as soon as practicable after the Bank becomes aware of such change, which certificate shall be conclusive (absent manifest error) as to the amount set forth therein.

         (c) If after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations under the Letter of Credit to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy), then the Company shall pay to the Bank, upon demand therefor by the Bank, such additional amounts as the Bank shall reasonably determine are necessary to compensate the Bank for such reduced rate of return, together with interest on such amount calculated at the Default Rate from the date of such demand until payment in full if such amount is not paid in full within thirty (30) days after such demand. The Bank shall deliver to the Company a certificate as to such reduced rate of return incurred by the Bank as a result of any event mentioned in this subsection, setting forth in reasonable detail the basis therefor and the manner of calculation thereof, as soon as practicable after the Bank becomes aware of such change, which certificate shall be conclusive (absent manifest error) as to the amount set forth therein. In determining such amount, the Bank may use any reasonable averaging and attribution methods.

         (d) The Company hereby agrees to pay to the Bank upon each drawing under the Letter of Credit in accordance with its terms a drawing fee equal to $100.00 per drawing, unless the Bank or one of its Affiliates is serving as Paying Agent pursuant to the terms of the Indenture on the date of such drawing. Such fee is due and payable on the date each drawing under the Letter of Credit is made.

         Section 2.5 Reimbursement of Drawings under Letter of Credit.

         (a) The Company hereby agrees to pay to the Bank immediately after and on the same Business Day as any amount is drawn and paid under the Letter of Credit a sum equal to the amount so drawn; provided, however, that if the Bank makes a Tender Advance pursuant to Section 2.6 on account of a Tender Drawing, the Company's obligation to reimburse the Bank for the amount of such Tender Drawing shall be deemed satisfied by the Bank's application of the proceeds of such Tender Advance.

         (b) If the Company fails to pay to the Bank any amount when due under this Agreement, interest shall accrue on any and all such amounts at the Default Rate (in the case of interest on interest, to the maximum extent permitted by law), commencing the day after such amounts first became due until payment in full, and the Company hereby agrees to pay such accrued interest to the Bank upon demand.

         Section 2.6 Tender Advances, Prepayments, Interest Computations and Notices.

         (a) The Bank agrees to make Tender Advances to the Company for the purpose of paying Tender Drawings arising from time to time (other than a Tender Drawing upon conversion of the interest rate on the Bonds to a "Fixed Rate" as defined in the Indenture)], subject to the following conditions precedent: (i) the representations and warranties contained in Article V hereof shall be true and correct on and as of the date of such Tender Drawing as if made on and as of such date; and (ii) after giving effect to the foregoing clause (i), no Default or Event of Default under this Agreement shall have occurred and be continuing. Each Tender Advance shall be in an amount equal to a corresponding Tender Drawing and the proceeds of such Tender Advance shall be applied by the Bank automatically to the payment in full of such Tender Drawing. The Company hereby agrees to pay to the Bank the aggregate unpaid principal amount of all Tender Advances, together with all accrued and unpaid interest thereon, on the Termination Date. The Tender Advances shall be made against and evidenced by and repayable as provided in the Reimbursement Note. The Company hereby authorizes the Bank to endorse on the schedule attached to the Reimbursement Note (or any continuation thereof) the amount of each Tender Advance made by the Bank to the Company hereunder, the date such Tender Advance is made and the amount of each payment or prepayment of principal of such Tender Advance received by the Bank; provided, however, that any failure by the Bank to make any such endorsement shall not limit, modify or affect the obligations of the Company hereunder or under the Reimbursement Note in respect of such Tender Advances.

         (b) The Company hereby promises to pay to the Bank interest at a rate per annum equal to the Prime Rate on the unpaid principal amount of each Tender Advance for the period commencing on the date of such Tender Advance to, but excluding, the date such Tender Advance is paid in full; provided, however, that if the Company fails to pay any portion of the principal of or accrued interest on any Tender Advance when due, interest on the unpaid principal amount of each Tender Advance shall accrue and be payable in accordance with the provisions of Section 2.5(b). Accrued interest on each Tender Advance shall be payable (i) on each Payment Date, (ii) upon the payment or prepayment thereof (but only on the principal so paid or prepaid), and (iii) on the Termination Date.

         (c) All Tender Advances may be prepaid: (i) at any time by the Company on one (1) Business Day's notice stating the amount to be prepaid (which shall be $5,000 or a whole number multiple thereof); and (ii) at any time on behalf of the Company on one (1) Business Day's notice from the Company or the Remarketing Agent directing the Bank to deliver (or, if the Bonds are then maintained in book-entry form, authorize the release of) a specified principal amount of Pledged Bonds held by or for the benefit of the Bank for remarketing pursuant to Section 2.7 of the Indenture. Each such notice of prepayment shall be irrevocable and shall specify the Tender Advance to be prepaid and the amount of the Tender Advance to be prepaid and the date of prepayment (which date shall be a Business Day). Upon payment to the Bank of the amount to be prepaid pursuant to clause (i) or (ii) above, together with accrued interest, as set forth in Section 2.6(b)(ii) hereof, to the date of such prepayment on the amount to be prepaid, the outstanding obligations of the Company under the Reimbursement Note shall be reduced by the amount of such prepayment, interest shall cease to accrue on the amount prepaid, and the Bank shall release or authorize the release from the pledge and security interest created under
Section 9.1 hereof a principal amount of Pledged Bonds equal to the amount of such prepayment. Such Bonds shall be delivered to (or, if the Bonds are then maintained in book-entry form, registered for the account of) the Company, in the event of a prepayment pursuant to clause (i) above, or the Remarketing Agent pursuant to Section 2.7 of the Indenture, in the event of a prepayment pursuant to clause (ii) above, as appropriate.

         Section 2.7 Form and Place of Payments; Computation of Interest. All payments by the Company to the Bank hereunder shall be made in lawful currency of the United States and in immediately available funds at the Bank's principal office, which at the date hereof is located at 100 North Main Street, Winston-Salem, North Carolina 27101. Whenever any payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day, and any interest payable thereof shall be payable for such extended time at the specified rate. All interest (including, without limitation, interest on Tender Advances) and fees hereunder shall be computed on the basis of the actual number of days elapsed over a 360-day year and shall include the first day but exclude the last day of the relevant period.

                                  ARTICLE III

                              OBLIGATIONS ABSOLUTE

         Section 3.1 Obligations Absolute, Unconditional and Irrevocable. The obligations of the Company under this Agreement and the Related Documents shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof and thereof, under all circumstances whatsoever, irrespective of any of the following circumstances:

         (a) any lack of validity or enforceability of this Agreement, the Letter of Credit, the Bonds or any of the other Related Documents;

         (b) any amendment or waiver of or any consent to departure from this Agreement, the Letter of Credit, the Bonds or all or any of the other Related Documents (except to the extent such amendment or waiver expressly relieves the Company of an obligation under this Agreement or the Related Documents);

         (c) the existence of any claim, setoff, defense or other rights which the Company or any other Person may have at any time against the Trustee, the Underwriter, the Remarketing Agent, the Paying Agent, any beneficiary or any transferee of the Letter of Credit (or any Person for whom the Trustee, the Underwriter, the Remarketing Agent, the Paying Agent, any such beneficiary or any such transferee may be acting), the Bank, or any other Person, whether in connection with this Agreement, the Letter of Credit, the Bonds or any of the other Related Documents or any unrelated transaction;

         (d) any statement or any other document presented under the Letter of Credit proves to be forged, fraudulent or invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever (absent gross negligence or willful misconduct by the Bank);

         (e) payment by the Bank under the Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit (absent gross negligence or willful misconduct by the Bank); and

         (f) any other circumstance or happening whatsoever whether or not similar to any of the foregoing.

         Nothing contained herein shall act as a waiver of any rights or claims the Company may have against the Bank or any other party listed in Section 3.1(c) above.

                                   ARTICLE IV

              CONDITIONS PRECEDENT TO ISSUANCE OF LETTER OF CREDIT
                        AND DISBURSEMENT OF BOND PROCEEDS

         Section 4.1 Conditions Precedent to Issuance of Letter of Credit. Each of the following is a condition precedent to the obligation of the Bank to issue the Letter of Credit.

         (a) On or before the Date of Issuance, the Bank shall have received the following documents, instruments, opinions and certificates, each in form and substance satisfactory to the Bank:

                  (i)      the  duly  executed  original   Reimbursement   Note,
         together with a duly executed original counterpart of this Agreement and each of the other Related Documents;

                  (ii) the opinion of counsel for the Company dated the Date of Issuance, addressed to it, in substantially the form attached to the Purchase Agreement as Exhibit "C";

                  (iii) the unqualified approving opinion of bond counsel in substantially the form attached to the Official Statement as Appendix "C";

                  (iv)     the   supplemental   opinion   of  bond   counsel  in
         substantially  the form  attached to the Purchase  Agreement as Exhibit
         "A";

                  (v) the supplemental opinion of counsel for the Issuer dated the Date of Issuance in substantially the form attached to the Purchase Agreement as Exhibit "B";

                  (vi) a certificate, dated the Date of Issuance, signed by the Secretary or an Assistant Secretary of the Company, certifying: (1) that attached thereto is a copy of the articles or certificate of incorporation of the Company and all amendments thereto certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, and that such organizational documents have not been amended since such date; (2) that attached thereto is a true and correct copy of the bylaws of the Company as in effect on the Date of Issuance; (3) that attached thereto is a true and correct copy of resolutions adopted by the Board of Directors of the Company, authorizing the execution, delivery and performance of this Agreement and the Related Documents, as applicable; and (4) as to the incumbency and genuineness of the signature of each officer of the Company executing this Agreement or any of the Related Documents;

                  (vii) a certificate of good standing for the Company from the Commonwealth of Virginia and a certificate of authority to transact business from the State of Michigan;

                  (viii) a certificate, dated the Date of Issuance, signed by authorized officers of the Company, certifying that there is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending, or, to the best knowledge of the Company, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect (i) the transactions contemplated by, or the validity or enforceability of, this Agreement, the Reimbursement Note, any of the Related Documents or the Official Statement or (ii) the tax-exempt status of interest on the Bonds.

                  (ix) a certificate, dated the Date of Issuance, signed by authorized officials of the Company, certifying that (1) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects on and as of the Date of Issuance, (2) that the Company is not in violation of any of the covenants contained in this Agreement as of the Date of Issuance, (3) no Default or Event of Default has occurred and is continuing or would result from the issuance of the Letter of Credit, and (4) the Company has complied or is presently in compliance with all agreements and satisfied all conditions on its part to be observed or satisfied under the Related Documents at or prior to the Date of Issuance;

                  (x) certified copies of all approvals, authorizations, or consents of, or notices to or registrations with, any Governmental Authority required to be obtained, given or effected by the Company with respect to the Bonds, any of the Related Documents or the Project; and

                  (xi)     such   other   documents,   instruments,    opinions,
         certificates, approvals or consents as the Bank may reasonably request.

         (b) As of the Date of Issuance the Bank shall be satisfied that there has been no Material Adverse Change, and that all information, representations and materials submitted to the Bank by the Company in connection with the issuance of the Letter of Credit are accurate and complete in all material respects.

         (c)      On or before the Date of Issuance:

                  (i) the Issuer shall have duly adopted resolutions authorizing the execution, delivery and performance by the Issuer of the Bonds and each of the Related Documents to which the Issuer is, or is to be, a party and certified copies of such resolutions shall have been delivered to the Bank;

                  (ii) the Issuer and the Trustee shall have duly authorized and executed the Indenture and the Indenture shall be in full force and effect;

                  (iii) all conditions precedent to the issuance of the Bonds (and to their sale under the Purchase Agreement as specified therein) shall have occurred; and

                  (iv) the Issuer shall have duly executed, issued and delivered the Bonds.

         (d) On or before the Date of Issuance the Bank shall have received:

                  (i) a mortgagee title insurance commitment ("Title Commitment") dated within forty-five (45) days of the Date of Issuance, that provides for the issuance of a policy that shall: (1) be in an amount equal to $2,594,167; (2) insure that the Mortgage creates a valid first lien on the Land and Improvements free and clear of all defects and encumbrances (except those acceptable to the Bank); (3) name the Bank as the insured party thereunder; (4) be in the form of ALTA Loan Policy-1992 (amended 10-17-92) or other form approved by the Bank; (5) provide mechanic's lien protection; and (6) contain such endorsements and effective coverage as the Bank may reasonably require, including without limitation an ALTA Form 3.0 Zoning Endorsement (with parking), an ALTA Form 6 Variable Rate Endorsement, an ALTA Form 9 Comprehensive Endorsement, a usury endorsement, an access endorsement, a "same as survey" endorsement, a SWAP endorsement, a doing business endorsement, a last dollar endorsement, a "Letter of Credit" endorsement, a "future advances" endorsement, and the following pending disbursement clause: "Pending disbursement of the full proceeds of the loan secured by the Security Instrument set forth in Schedule A hereof, this policy insures only to the extent of the amount actually disbursed. At the time of each disbursement of the proceeds of the loan, an endorsement to this policy will be issued increasing the amount insured hereunder to the aggregate amount disbursed, but not exceeding the full amount of the policy, provided the disbursement has been made in good faith and without knowledge of any defect in, or liens or encumbrances on, the title and provided that a search of the public records reveals no defects, liens or encumbrances which are not disposed of to the satisfaction of the Company," or the equivalent;

                  (ii) copies of all exceptions to title coverage listed in the Title Commitment and copies of all recorded plats referenced in the Title Commitment or an exception to title coverage;

                  (iii) evidence that the Project complies with applicable laws and regulations pertaining to the protection and preservation of the environment and that none of the Improvements, if any, contain asbestos containing material or any other material subject to regulation by local, state or federal environmental authorities. Such evidence shall include, without limitation, an inspection report by an environmental engineer satisfactory to the Bank, who may conduct soil and chemical testing, addressing the probability of toxic or hazardous waste on, at or adjacent to the Land, in soil or water, taking into consideration the history of the Land, including an identification of all owners and tenants for at least the most recent forty (40) years and its uses, adjacent land uses and the result of a site inspection by such engineer, and certifying that there are no hazardous or toxic wastes on or at the Land. In addition, if fill dirt is at any time to be brought to the Land from another tract of land, the Bank shall require similar evidence regarding such other tract prior to such fill dirt being placed on the Land;

                  (iv) a mortgagee's title insurance policy dated no later than the Date of Issuance, issued pursuant to the Title Commitment and showing no exceptions to title coverage not previously approved by the Bank and included in the Title Commitment, together with evidence that all premiums in respect of such policy have been paid;

                  (v) evidence satisfactory to the Bank that the Mortgage has been properly recorded;

                  (vi) evidence satisfactory to the Bank that all Uniform Commercial Code financing statements necessary to perfect the security interests granted to the Bank pursuant to the Mortgage and the Security Agreement have been duly filed in all appropriate offices and that each such security interest constitutes a valid, perfected, first-priority security interest in favor of the Bank, which evidence shall include, without limitation, official UCC search reports from all appropriate offices;

                  (vii) evidence of liability insurance in form and in amount satisfactory to the Bank issued by a company approved by the Bank and licensed to transact business in the state where the Land is located; and

                  (viii) copies of all security agreements or instruments constituting liens or encumbrances on any portion of the Project or on any property located on the Land, and related UCC-1 financing statements.

         Section 4.2 Conditions Precedent to Disbursement of Bond Proceeds. The Bank's approval of each requisition submitted by the Company to the Trustee for disbursements from the Project Fund (as defined in the Indenture), which shall be limited to one (1) per month, shall be subject to the following conditions precedent (other than the initial requisition on the Date of

Issuance for payment of costs of issuance, in an amount no greater than $50,000 (the "Initial Requisition")):

         (a) prior to the approval of each requisition after the Initial Requisition, the Bank shall have received:

                  (i) three (3) prints of a current (dated not more than six (6) months before the Date of Issuance) physical survey of the Land certified to the Bank and the title insurance company, in a manner acceptable to each of them, by an independent professional licensed land surveyor, which survey shall indicate, without limitation, the following: (1) all boundaries of the Land with a metes and bounds description (course and distance indicated); (2) the course and distance to and names of the nearest intersecting public street or roads; (3) the locations on the Land and dimensions of all the Improvements and the established building setback lines; (4) the lines of streets abutting the Land and width thereof; (5) all access and other easements appurtenant to the Land necessary or desirable to use the Land; (6) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the Land, whether recorded, apparent from a physical inspection of the Land or otherwise known to the surveyor; (7) any encroachments on any adjoining property by the Improvements on the Land; and (8) if the Land is described as being on a filed map, a legend relating the survey to said map, all in form satisfactory to the Bank; together with a certification as to the location of the Land or the Improvements in any "special flood hazard" area within the meaning of the Federal Flood Disaster Protection Act of 1973;

                  (ii) a copy of the executed "fixed cost" construction contract, satisfactory to the Bank in all respects, between the Company and a general contractor acceptable to the Bank, in form and content satisfactory to the Bank, and evidence of payment and performance bond (with the Bank's form of Dual Obligee rider) and builder's risk insurance in form and amounts and from a provider acceptable to the Bank along with a copy of the construction budget and timetable;

                  (iii) certification by the architect of record to the Bank that (a) the construction of the Improvements as completed in accordance with final plans and specifications will comply with the requirements of Title III of the Americans with Disabilities Act of 1990 (as amended) and the implementing physical accessibility regulations promulgated thereunder by the Department of Justice and the Americans with Disabilities Act Accessibility Guidelines (ADAAG) associated therewith; (b) that all required licenses, permits and other governmental approvals for the construction of the improvements have been issued; (c) that the premises, if and when the improvements are completed in accordance with the final plans and specifications, will comply with all zoning, fire and building code, etc. statutes and regulations to which the premises is subject; and (d) that the recommendations contained in any subsoil report have been included in the final plans and specifications;

                  (iv) the selection of a general contractor satisfactory to the Bank, and information on the general contractor, including without limitation, the most recent 3 years' financial statements, lists of suppliers and subcontractors (with names and telephone numbers), bank references (with names and telephone numbers), and experience resume;

                  (v) an appraisal of the Project performed by an appraiser selected by the Bank, who shall be an MAI, which appraisal must support a value acceptable to the Bank;

                  (vi) if requested by the Bank, a copy of a subsoil report and analysis of the Land, in form and substance satisfactory to the Bank, prepared by a qualified soils engineer acceptable to the Bank;

                  (vii) evidence of insurance in form and substance satisfactory to the Bank upon the collateral described in the Security Documents and the business of the Company, which must: (1) include fire, vandalism and malicious mischief coverage; (2) be in an amount sufficient to avoid co-insurance liability and equal to the total replacement value of the Improvements with extended coverage endorsement covering all Improvements located on the Land; (3) business interruption insurance in amounts and with coverages (not less than 12 months) satisfactory to the Bank; (4) be issued by a company approved by the Bank and licensed to transact business in the state where the Land is located; (5) contain a standard mortgagee clause designating the Bank, Post Office Box 2700, Winston-Salem, North Carolina 27102-2700, as mortgagee and lender loss payee; and (6) contain provisions providing for written notice to the Bank at least thirty
         (30) days prior to any cancellation, termination, or modification thereof or of any coverage therein;

                  (viii) a copy of the plans and specifications ("Plans and Specifications") for the Project prepared by an architect or certified engineer acceptable to the Bank and evidence satisfactory to the Bank that the Plans and Specifications have been approved by the Company, and all government agencies having jurisdiction that require approval;

                  (ix) a copy of the building permit with respect to the Improvements constituting the Project;

                  (x)      a copy of the final site plan for the Project;

                  (xi) an itemization of all costs of the Project or development cost analysis ("Development Cost Analysis") on the Bank's form, approved by the Bank and certified by the Company to be correct to the best of the Company's knowledge, (A) showing the costs of the Project and the sources for the payment of such costs, which costs shall be verified by fixed cost contracts and subcontracts as to those items of cost which can be so verified, and, as to those costs not capable of such verification, by reasonable estimates and (B) including a "contingency" amount satisfactory to the Bank;

                  (xii) evidence of required utility availability (including water, sewer, electricity and gas, as applicable) for the Project together with evidence satisfactory to the Bank that all easements needed for the construction, maintenance and use of such utilities are available and that all utilities are available to the Project at the usual rates charged by the suppliers of such utilities;

                  (xiii) evidence of compliance of the Project with all zoning requirements;

                  (xiv) evidence satisfactory to the Bank that the Project, when constructed, will comply with the Americans with Disabilities Act of 1990 and amendments thereto, and, if applicable, rules and regulations of or promulgated under the Fair Housing Act and any amendments thereto; and

                  (xv) an independent flood certification made by the Bank or its representative or agent, which shall be in form and substance satisfactory to the Bank and support a finding that none of the Land or the Improvements, are in any "special flood hazard" area within the meaning of the Federal Flood Disaster Protection Act of 1973.

         (b) the amount of each requisition shall be, as to construction costs, in proportion to progress of construction of the Improvements (less applicable retainage) and as to costs other than construction costs as such costs are incurred, provided (i) the Bank's approval of each requisition is subject to the Bank's reservation of the right to assure that the Project Fund retains at all times funds that the Bank deems sufficient to complete and pay for the Project and to pay for the other costs shown on the Development Cost Analysis approved by the Bank; and (ii) the Bank shall be given at least five
(5) business days' advance notice of each request to the Trustee for disbursement from the Project Fund;

         (c) the Bank shall have received a copy of each requisition, which as to work performed shall be accompanied by (i) a written request of the Company stating the amount of request and (ii) an appropriate AIA Form G702, G702A or G703, signed by the architect of record and the Company (or other similar documentation satisfactory to the Bank);

         (d) each requisition shall in all cases be limited to items and certifiable costs set forth in the Development Cost Analysis, and, if not accompanied by an architect's certification on AIA forms G702, G702A or G703, shall be accompanied by appropriate invoices detailing the services rendered with specific reference to the Project and Improvements and specifically identified with reference to the appropriate items on the Development Cost Analysis, or by receipts showing the amounts of payments made for expenses directly involved in the construction and/or development of the project, such receipts also to be specifically identified with reference to the appropriate items on the Development Cost Analysis. All requests for disbursement of any sums in respect of hazard insurance premiums, title insurance premiums, bond premiums, permits, utility connection charges or other charges imposed by any public utility or governmental unit shall be accompanied by a statement or invoice setting forth such charges or premiums;

         (e)      the  Bank  shall  have  received  a  certificate   of  a  duly
authorized officer of the Company stating, as of the date of such requisition:

                  (i) that all representations and warranties of the Company contained in this Agreement and the Mortgage are correct in all material respects as of such date as though made on and as of such date; and

                  (ii) that no Default or Event of Default has occurred and is continuing; and

                  (iii) those items set forth in subparagraphs (e) or (f) below, as applicable.

         (f)      with respect to requisitions pertaining to the construction of
Improvements:

                  (i) if the Bank shall so request, a copy of all purchase orders and invoices related to the costs of the Project being requisitioned;

                  (ii) written waivers as of such date of disbursement of all liens of mechanics and materialmen as to the Project;

                  (iii) a commitment from the issuer of the Title Policy to update and endorse the Title Policy through the date of such disbursement to provide that, since the effective date of the Title Policy (or the effective date of the last such endorsement, if any), there has been no change in the status of title to the Land as set out in the Title Policy, including among other things coverage as to any and all mechanics' and materialmen's liens on the Land and for an increase in the coverage afforded by the Title Policy equal to the amount of the requested disbursement;

                  (iv) evidence of insurance coverage as to the Land and the Improvements as required under this Agreement and the Mortgage including a Builder's Risk Completed Value Non-reporting Form which shall include the aforementioned coverage, and liability insurance in form and in amount satisfactory to the Bank issued by a company approved by the Bank and licensed to transact business in Michigan; and provided further, as soon as each building of the Improvements is completed, the insurance coverage as to the Improvements shall be converted into a permanent hazard insurance policy as to such building;

                  (v) a copy of the final plans and specifications and site plan, together with written evidence of approval of the final plans and specifications and site plan by the Company and any other person having the right or option, by law or agreement to approve such plans and specifications and site plan (collectively, the "Approving Parties") (any changes in the final plans and specifications and site plan shall require the prior written approval of the Approving Parties and the prior written consent of the Bank);

                  (vi) a certification from the architect or certified engineer to the effect that the amounts requested are consistent with the stage of completion of the Improvements pursuant to the construction contract, with a specification of the percentage of completion of the Project;

                  (vii) copies of all building or other permits required for the portion of construction for which disbursement is sought;

                  (viii) a foundation survey prepared by a registered surveyor showing the foundation of the Project, once the same has been laid;

                  (ix) periodic revisions of the survey during construction, as required by Wachovia, to show footings, foundations, easements, rights-of-way, building setback lines and progress of construction; and

                  (x) with respect to the final advance for construction of Improvements in excess of 95% of the construction contract amount, the following:

                           (1) a complete breakdown of all costs incurred in connection with such Improvements and assurance satisfactory to the Bank that all labor and materials supplied to the Project have been or will with such disbursement be fully paid for and that no right exists on the part of any party to claim a lien against the Land, or any portion thereof;

                           (2) an as-built survey prepared by a registered surveyor showing all of the Improvements in place constituting the Project;

                           (3) a commitment of the issuer of the Title Policy to update and endorse the Title Policy through the date of the final advance to provide that since the effective date of the Title Policy (or the effective date of the last endorsement) there has been no change in the status of title to the Land as set out in the Title Policy, including among other things coverage as to any and all mechanics' and materialmen's liens on the Land, to eliminate the pending disbursement clause in the Title Policy or to otherwise provide coverage under the Title Policy in the amount of $2,594,167, and to provide an ALTA Form 3.1 Endorsement;

                           (4) a certification from the architect or certified engineer that all Improvements constituting the Project required to be constructed in accordance with the plans and specifications have been substantially completed and are substantially in accordance with the approved plans and specifications;

                           (5) a certification from the general contractor that all Improvements constituting the Project required to be constructed have been substantially completed and are substantially in accordance with the plans and specifications; and

                           (6) a copy of the permanent certificate of occupancy with respect to the Improvements constituting the Project.

         (g) with respect to requisitions pertaining to portions of the Project constituting machinery or equipment:

                  (i) a copy of all purchase orders, invoices and related documentation with respect to such machinery or equipment;

                  (ii) information pertaining to all serial numbers or other appropriate form of identification related to such machinery or equipment;

                  (iii) if the Bank shall so request, UCC-1 financing statements executed by the Company necessary to perfect the security interest in such machinery or equipment granted to the Bank pursuant to the Mortgage and/or the Security Agreement; and (iv) if the Bank shall so request, an updated opinion of counsel to the Company satisfactory in form and substance to the Bank to the effect that a valid, perfected security interest in such machinery or equipment has been granted to the Bank under the Mortgage and/or the Security Agreement.

         (h) receipt by the Bank of any reasonable documentation reasonably required by the Bank to evaluate, document or secure the Bank's position with respect to the Collateral or either party's obligations hereunder.

         Section 4.3 Obligations During the Construction Period. Unless the Bank otherwise consents in writing, the Company during the term of this Agreement agrees that:

         (a) the proceeds of the Bonds held in the Project Fund are to be used only (a) for the direct and indirect costs of the Improvements and (b) for other costs shown on the Development Cost Analysis;

         (b) any changes in the Plans and Specifications submitted at any time, whether before or after the execution of this Agreement, to the Bank shall require the prior written approval of the Bank;

         (c) the Company will begin construction and will continually prosecute the work and will complete the Improvements on or before February 28, 2001;

         (d) construction of the Project shall be performed in conformity with the Plans and Specifications submitted to the Bank and in compliance with building and zoning codes and all other applicable legal requirements and restrictions, and the Company will keep the Land and the Improvements free from all liens for services, labor and materials;

         (e) the Bank shall have the right, during construction, to inspect the Land and the Improvements and to reject and require to be replaced any material or work that does not comply with the Plans and Specifications; should there occur any discrepancy in quantity or quality of workmanship in connection with the construction of the Improvements, the Bank shall not approve any requisition to the Trustee for disbursements from the Project Fund until such time as the discrepancy shall have been corrected to the satisfaction of the Bank (and any independent inspecting representative appointed by the Bank pursuant to this subsection); the Bank may at its option make or cause an independent inspecting representative to make monthly inspections of the progress of construction of the Project. In the event the Bank utilizes the services of an independent inspecting representative, who shall be an engineer or architect, the Bank shall have the right, but shall not be required to rely upon the report of the independent inspecting representative as to the percentage of work completed and the amount to be disbursed in connection with any requests for disbursement under Section 4.2 of this Agreement. Each request for disbursement from the Project Fund under Section 4.2 of this Agreement for work performed shall be approved by any independent inspecting representative for the Bank. The costs and expenses incurred in connection with the use of the independent inspecting representative shall be paid by the Company; and

         (f) disbursements from the Project Fund in respect of any application for payment for stored materials shall be permitted only if such stored materials have been delivered to and stored on the Land or if such materials have been stored in a local bonded warehouse and insured to the satisfaction of the Bank. The Bank, at its option, may require a security agreement and Uniform Commercial Code financing statements specifically covering such materials and granting to the Bank a first-priority security interest therein. The Bank shall have the right, in its sole discretion, to limit the aggregate amount of disbursements with respect to stored materials. At no time shall the aggregate amount of such disbursements exceed fifteen percent (15%) of the total amount of the estimated cost of the Project.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Bank as of the date of this Agreement (and on the date of each Tender Advance, if any, made pursuant to this Agreement) as follows:

         Section 5.1 Corporate Organization and Power. The Company (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (b) is duly qualified or licensed to do business and is in good standing in every other jurisdiction where the nature of its business or its properties makes such qualification or licensing necessary (except where the failure to be so qualified or licensed would not have a Material Adverse Effect); (c) has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted, and (d) has all governmental licenses, permits, franchises, certificates, inspections, authorizations, consents and approvals required to carry on its business as it is now being conducted (except where the failure to have such governmental authorization would not have a Material Adverse Effect).

         Section 5.2 Corporate Authority: No Conflict With Other Instruments or Law. The execution, delivery and performance of this Agreement, the Reimbursement Note and the other Related Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby
(a) are within the corporate power and authority of the Company, (b) have been duly authorized by all necessary corporate action on the part of the Company,
(c) do not violate provisions of statutory laws or regulations applicable to the Company, (d) do not violate its articles of incorporation or bylaws, (e) do not breach or result in a default under any other agreement to which it is a party,
(f) do not violate the terms of any judicial or administrative judgment, order, decree or arbitral decision that names the Company and is specifically directed to it or its properties, and (g) will not result in the creation, imposition, or acceleration of any indebtedness or tax or any Lien that is not a Permitted Lien of any nature upon, or with respect to, the Company or any of its properties.

         Section 5.3 Due Execution and Delivery. This Agreement, the Reimbursement Note and the other Related Documents to which the Company is a party have been duly executed and delivered to the Bank by an officer of the Company who has been duly authorized to perform such acts.

         Section 5.4 Enforceability. This Agreement, the Reimbursement Note and the other Related Documents to which the Company is a party constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, statutes or rules of general application affecting the enforcement of creditor's rights or general principles of equity.

         Section 5.5 Governmental Approval. The execution, delivery and performance of this Agreement, the Reimbursement Note and the other Related
Documents to which the Company is a party and the transactions contemplated hereby and thereby do not require any authorization, exemption, consent or approval of, notice to, or declaration or filing with, any Governmental Authority other than those obtained on or before the Date of Issuance.

         Section 5.6 Margin Stock. The Company is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System). The execution, delivery and performance of this Agreement and the use of the proceeds of the Bonds or any extension of credit hereunder, do not and will not constitute a violation of said Regulations.

         Section 5.7 Investment Company. The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         Section 5.8 Taxes. The Company is not delinquent in the payment of any taxes that have been levied or assessed by any Governmental Authority against it or its assets unless such tax is being contested in good faith by proper proceedings and the Company has established and maintained adequate reserves with respect thereto in accordance with Generally Accepted Accounting Principles. The Company has timely filed all tax returns that are required by law to be filed, and has paid all taxes shown on said returns to be payable by the Company and all other assessments or fees levied upon it or upon its properties to the extent that such taxes, assessments or fees have become due, and if not due, such taxes have been adequately provided for and sufficient reserves therefor established on its books of account. No material controversy in respect of the Company's income taxes is pending or, to the knowledge of the Company, threatened.

         Section 5.9 Litigation. There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending, or, to the best knowledge of the Company, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect (i) the transactions contemplated by, or the validity or enforceability of, this Agreement, the Reimbursement Note, any of the Related Documents or the Official Statement or
(ii) the tax-exempt status of interest on the Bonds.

         Section 5.10 Financial Statements; No Material Adverse Change. To the knowledge of the Company, the Financial Statements contain no material misstatement or omission and fairly present the financial position, assets and liabilities of the Company for the respective periods then ended. From and after December 31, 1999 through the Date of Issuance, except for the transactions contemplated under this Agreement and the Related Documents, (a) there has been no Material Adverse Change, nor to the knowledge of the Company, is any Material Adverse Change threatened or reasonably likely to occur, and (b) neither the Company nor any of its Subsidiaries has incurred any obligation or liability that would be reasonably likely to have a Material Adverse Effect or entered into any material contracts not specifically contemplated by this Agreement or the Related Documents or not in the ordinary course of business consistent with past practice.

         Section 5.11 Compliance with Laws. The Company is in full compliance with all applicable laws, statutes and governmental regulations, unless noncompliance would not have a Material Adverse Effect. Without limiting the generality of the foregoing, to the best of the Company's knowledge, the Company and the Project are in compliance with all laws and regulations governing accessibility of public facilities to the handicapped, specifically including, but not limited to, the physical accessibility requirements of Title III of the Americans With Disabilities Act of 1990, and the implementing regulations promulgated thereunder by the Department of Justice and the Americans With
Disabilities Act Accessibility Guidelines (ADAAG) associated therewith (the "Accessibility Laws"), except as disclosed to the Bank in writing. The Company agrees to notify the Bank of any grievance, complaint or governmental investigation into whether the Company is in compliance with the Accessibility Laws.

         Section 5.12 Environmental Compliance. Except as disclosed to the Bank on Schedule 5.12:

         (a) (i) No Hazardous Material is or has been generated, used, released, treated, disposed of or stored, or otherwise located, in, on or under any property owned, leased or operated by the Company or any portion thereof (except for the generation, use and storage, in strict compliance with all applicable Environmental Laws, of such Hazardous Materials as are necessary for the conduct of the Company's business as it exists on the date of this Agreement), and no part of the property owned, leased or operated by the Company (now or in the past), including without limitation the soil and groundwater located thereon and thereunder, has been contaminated by any Hazardous Material;
(ii) no improvements on the property owned, leased or operated by the Company contain any asbestos or substances containing asbestos; (iii) none of the property owned, leased or operated by the Company has been the subject of remedial action; and (iv) to the best of the Company's knowledge, the foregoing statements are true and correct with respect to all of the real property adjoining any of the property owned, leased or operated by the Company.

         (b) None of the property owned, leased or operated by the Company (now or in the past) has, pursuant to any Environmental Law, been placed on the "National Priorities List" or "CERCLIS List" (or any similar federal, state or local list) of sites subject to possible environmental problems.

         (c) There are no underground storage tanks situated on the property owned, leased or operated by the Company and, to the best of the knowledge of the Company, no underground storage tanks have ever been situated on the property owned, leased or operated by the Company.

         (d) All activities and operations of the Company meet all material requirements of all applicable Environmental Laws, the Company has not violated any Environmental Law in the past, and the property owned, leased or operated by the Company has never been the site of a violation of any Environmental Law which could give rise to a Material Adverse Effect.

         (e) The Company has never sent a Hazardous Material to a site which, pursuant to any Environmental Law, (i) has been placed on the "National Priorities List" or "CERCLIS List" (or any similar federal, state or local list) of sites subject to possible environmental problems, or (ii) is subject to, or the source of, a claim, an administrative order or other request to take
"response," "removal," "corrective" or "remedial" action, as defined in any Environmental Law, or to pay for or contribute to the costs of cleaning up the site.

         (f) The Company is not involved in any suit or proceeding and has not received any notice from any Governmental Authority or other third party with respect to a release or threat of release of any Hazardous Material, or violation or alleged violation of any Environmental Law, and has not received notice of any claim from any person or entity relating to property damage or to personal injuries from exposure to any Hazardous Material.

         (g) The Company has timely filed all reports required to be filed, has acquired all necessary certificates, approvals and permits, and has generated and maintained all required data, documentation and records required under all Environmental Laws, in each case where failure would not have a Material Adverse Effect.

         Section 5.13 ERISA.

         (a) The Company and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan. The Company and each member of the Controlled Group are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the Pension Benefit Guaranty Corporation or a Plan under Title IV of ERISA.

         (b) Neither the Company nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.

         (c) Neither the Company nor any member of the Controlled Group has participated in a prohibited transaction, as defined in Section 406 of ERISA or
Section 4975(c) of the Code, which could subject either the Company or a member of the Controlled Group to any material civil penalty under ERISA or material tax under the Code.

         Section 5.14 Full Disclosure. All information heretofore furnished by the Company to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Company to the Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Company has disclosed to the Bank in writing any and all facts which materially and adversely affect or may affect (to the extent the Company can now reasonably foresee), the business, operations, prospects or condition, financial or otherwise, of the Company, or the ability of the Company to perform its obligations under this Agreement or any of the Related Documents to which the Company is a party.

         Section 5.15 Official Statement. The information relating to the Company or the Project contained or incorporated by reference in the Official Statement or otherwise supplied by the Company in writing for inclusion therein does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         Section 5.16 No Default. No Default or Event of Default under this Agreement has occurred and is continuing.

         Section 5.17 Subsidiaries. The Company has no Subsidiaries other than Open Plan Systems, S de R.L. de C.V. and Open Plan Servacios, S de R.L. de C.V. Each of the Company's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary (except where the failure to be so qualified would not have a Material Adverse Effect), and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted (except where the failure to have such governmental authorization would not have a Material Adverse Effect).

         Section 5.18 First Priority Liens. Except for Permitted Liens, this Agreement, together with the Security Documents, will create valid, perfected, first-priority security interests in the Collateral, in each case enforceable against the Company and securing the payment of all obligations purported to be secured thereby.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         Until the Letter of Credit has terminated and all Reimbursement Obligations have been paid in full, the Company will, and will cause its Subsidiaries to:

         Section 6.1 Financial and Business Information. Deliver to the Bank:

         (a) As soon as practicable and in any event within thirty (30) days after the close of each of the first three fiscal quarters of each fiscal year of the Company, beginning with the current quarter, a consolidated balance sheet of the Company and its Subsidiaries as of the close of such fiscal quarter and consolidated statements of income, retained earnings and cash flows for the Company and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding fiscal year, all prepared in accordance with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding period or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the period, subject only to audit and year-end adjustments, and certified by the Company's President or Chief Financial Officer to be true and accurate;

         (b) As soon as practicable and in any event within ninety (90) days after the close of the fiscal year of the Company, beginning with the close of the current fiscal year, an audited consolidated balance sheet of the Company and its Subsidiaries as of the close of such fiscal year and audited consolidated statements of income, retained earnings and cash flows for the Company and its Subsidiaries for the fiscal year then ended, including the notes to each, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding fiscal year, prepared by an independent certified public accountant reasonably acceptable to the Bank, in accordance with Generally Accepted Accounting Principles applied on a basis consistent with that of the preceding year or containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountant containing an opinion that is not qualified with respect to scope limitations imposed by the Company or its Subsidiaries or with respect to accounting principles followed by the Company or its Subsidiaries not in accordance with Generally Accepted Accounting Principles;

         (c) Concurrently with the delivery of the financial statements described in subsection (b) above, a certificate addressed to the Bank from the independent certified public accountant that in making its audit of the financial statements of the Company and its Subsidiaries, it obtained no knowledge of the occurrence or existence of any Default or Event of Default under this Agreement, or specifying the nature and period of existence of any such Default or Event of Default; provided, however, that such accountant shall not be liable to anyone by reason of its failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards;

         (d) Concurrently with the delivery of the financial statements described in subsections (a) and (b) above, a certificate from the Company's President or Chief Financial Officer certifying to the Bank that to the best of his knowledge, after review of this Agreement and other appropriate inquiry, the Company has kept, observed, performed and fulfilled in all respects each and every covenant, obligation and agreement binding upon the Company contained in this Agreement (and with respect to the financial covenants in Article VII, a calculation of those covenants in reasonable detail), and that no Default or Event of Default under this Agreement, has occurred or specifying any such Default or Event of Default and what action the Company proposes to take with respect thereto;

         (e) Promptly after issuance, copies of all periodic and special reports and filings the Company makes to or with the Securities and Exchange Commission;

         (f)      Prompt notice of any Material Adverse Change; and

         (g) Within a reasonable time, upon the Bank's request, such other information about the property, financial condition and operations of the Company and its Subsidiaries as the Bank may from time to time reasonably request.

         Section 6.2 Notice of Certain Events. Promptly give notice in writing to the Bank of:

         (a) All litigation when the aggregate amount of claims pending or threatened is One Hundred Thousand Dollars ($100,000) or more and the Company is a defendant;

         (b) Any dispute which may exist between the Company and any governmental regulatory body or any threatened action by any governmental agency to acquire or condemn any of the properties of the Company where the amount involved is One Hundred Thousand Dollars ($100,000) or more;

         (c) Any proceeding or order before any court or administrative body requiring the Company to comply with any statute or regulation regarding protection of the environment if such compliance would require (i) expenditures in the amount of One Hundred Thousand Dollars ($100,000) or more or (ii) the shutting down of any major installation for a period in excess of seventy-two
(72) hours or if such violation involves the possibility of the imposition of a fine of One Hundred Thousand Dollars ($100,000) or more;

         (d) If and when any member of the Controlled Group (i) gives or is required to give notice to the Pension Benefit Guaranty Corporation of any Reportable Event with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such Reportable Event; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA; or (iii) receives notice from the Pension Benefit Guaranty Corporation under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, and provide the Bank with a copy of such notice; and

         (e)      Any Default or Event of Default.

         Section 6.3 Corporate Existence. Maintain and preserve in full force in effect its corporate existence, rights and franchises.

         Section 6.4 Maintenance of Properties. Maintain and keep its material property in good working order and condition (normal wear and tear excepted) and repair (except to the extent that any such property is obsolete or is being replaced).

         Section 6.5 Compliance with Law. Comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of any Governmental Authority (including, without limitation, all Environmental Laws), unless noncompliance would not have a Material Adverse Effect.

         Section 6.6 Compliance with ERISA.

         (a) The Company will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply in all material respects with ERISA and the Code and the regulations and requirements of the Pension Benefit Guaranty Corporation, except where the necessity of such compliance is being contested in good faith through appropriate proceedings.

         (b) The Company and each member of the Controlled Group will make timely payment of contributions required to meet the minimum funding standards set forth in ERISA and the Code with respect to any Plan, and will not take any action or fail to take action the result of which action or inaction could be a material liability for the Company or a member of the Controlled Group to the Pension Benefit Guaranty Corporation or a Multiemployer Plan. Neither the Company nor a member of the Controlled Group will participate in a prohibited transaction, as defined in Section 406 of ERISA or Section 4975(c) of the Code, which could subject either the Company or a member of the Controlled Group to any material civil penalty under ERISA or material tax under the Code.

         Section 6.7 Payment of Indebtedness. Pay all indebtedness for borrowed money when due, and all other obligations in accordance with customary trade practices, unless amounts owed are being contested in good faith by appropriate proceedings.

         Section 6.8 Payment of Taxes. Pay and discharge all taxes, assessments and other governmental charges or levies imposed upon it or any of its property prior to the date on which interest or penalties would attach thereto; provided, however, that the Company shall not be required to pay any such tax, assessment or governmental charge or levy, the payment of which is being contested in good faith by appropriate proceedings, if the Company has established and maintained adequate reserves with respect thereto in accordance with Generally Accepted Accounting Principles.

         Section 6.9 Maintenance of Insurance. Maintain and pay for insurance upon the Company and its property, wherever located, covering casualty, hazard, public liability, product liability, business interruption, boiler, fidelity and such other risks, casualties and contingencies as is customary in the business in which the Company is engaged, all in such amounts and with such insurance companies as shall be reasonably satisfactory to the Bank.

         Section 6.10 Maintenance of Books and Records; Inspection. Maintain adequate books, accounts and records, and prepare all financial statements required under this Agreement in accordance with Generally Accepted Accounting Principles and in compliance with the regulations of any Governmental Authority having jurisdiction over it. The Company shall permit any employee or representative of the Bank to visit and inspect any of its properties, to examine and audit its books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers and, upon prior notice to the Company, its independent public accountants (and by this provision the Company authorizes said accountants to discuss its finances and affairs with the Bank and to provide the Bank with access to such accountants' work papers), all upon reasonable notice during business hours and as often as may be reasonably requested.

         Section 6.11 Name Change. The Company shall notify the Bank at least thirty (30) days prior to the effective date of any change of its name, and prior to such effective date the Company shall have executed any required amended or new UCC financing statements and other documents necessary to maintain and continue the perfected security interests of the Bank in all of its collateral and shall have taken such other actions and executed such documents as the Bank shall reasonably require.

         Section 6.12 Depository Relationship. Maintain a principal depository relationship with the Bank.

         Section 6.13 Covenant to Redeem Bonds. The Company will cause Bonds to be redeemed pursuant to Section 2.18(a) of the Indenture on the first Business Day of June of each year in the following principal amounts:

            Date                Amount                Date               Amount
            ----                ------                ----               ------
         June 2000                   $0            June 2008            $200,000
         June 2001             $100,000            June 2009            $200,000
         June 2002             $100,000            June 2010            $200,000
         June 2003             $100,000            June 2011            $200,000
         June 2004             $100,000            June 2012            $200,000
         June 2005             $100,000            June 2013            $200,000
         June 2006             $100,000            June 2014            $300,000
         June 2007             $100,000            June 2015            $300,000

The Company and the Bank agree not to amend this Section to alter the foregoing redemption schedule unless the Company first provides to the Trustee an opinion of bond counsel to the effect that such amendment will not cause interest on the Bonds to be included in the gross income of the holders thereof for federal income tax purposes. The Company and the Bank shall give the Remarketing Agent notice of any amendment to this Section. If the Company causes Bonds to be redeemed pursuant to Section 2.18(a) of the Indenture in excess of the amounts required under this Section, such excess shall be credited against the amounts required to be redeemed under this Section in reverse chronological order.

         Section 6.14 Further Assurances. The Company shall make, execute, endorse, acknowledge and deliver to the Bank any amendments, restatements, modifications or supplements hereto and any other agreements, instruments or documents, and take any and all such other actions, as may from time to time be reasonably requested by the Bank to effect, confirm or further assure or protect and preserve the interests, rights and remedies of the Bank under this Agreement and the Related Documents.

                                  ARTICLE VII

                               NEGATIVE COVENANTS

         Until the Letter of Credit has terminated and all Reimbursement Obligations have been paid in full, without the Bank's consent, which shall not be unreasonably withheld, the Company will not, and will not permit its Subsidiaries to:

         Section 7.1 Merger and Dissolution. Merge or consolidate with or into any other Person, liquidate, wind up or dissolve, or sell, lease or dispose of, in a single transaction or a series of related transactions, all or a substantial portion of its assets.

         Section 7.2 Acquisitions. Consummate any transaction or series of related transactions after the date hereof by which the Company (a) acquires (i) all or a substantial part of the assets, or (ii) a going business or division of any Person, whether through purchase of assets, merger or otherwise; (b) directly or indirectly acquires control of at least a majority in voting power of the securities of any Person; or (c) directly or indirectly acquires control of a 5% or more ownership interest in any partnership or joint venture.

         Section 7.3 Additional Indebtedness. Directly or indirectly issue, assume, create, incur or suffer to exist any indebtedness except for: (a) business expenses, trade accounts payable or accrued in the ordinary course of business  (provided  that  the  same  shall  be paid  substantially  when due in accordance with customary trade terms unless contested by appropriate proceedings), and other obligations and liabilities other than for borrowed money incurred in the ordinary course of business; (b) indebtedness secured by Permitted Liens; (c) indebtedness to the Bank; and (d) other indebtedness such that the aggregate of such other indebtedness and indebtedness secured by Permitted Liens does not exceed $1,000,000 at any time.

         Section 7.4 Liens and Encumbrances. Create, assume or suffer to exist any Lien in or on any of its property, real or personal, whether now owned or hereafter acquired, that is not dismissed, stayed, discharged or bonded within thirty (30) days, except for Permitted Liens.

         Section 7.5 Disposition of Assets. Sell, lease, transfer, convey or otherwise dispose of any of its assets or property with an aggregate value on the Company's balance sheet of more than $100,000 in the aggregate, other than
(a) the sale of inventory in the ordinary course of business; (b) the sale or trade-in of equipment for replacement equipment in the ordinary course of business; (c) the sale of obsolete equipment with an aggregate value on the Company's balance sheet of more than $100,000 in the aggregate; and (d) transactions with related Persons expressly permitted under Section 7.6, the sale or disposition of investments expressly permitted under Section 7.7, or dividends permitted under Section 7.8.

         Section 7.6 Transactions With Related Persons. Except as otherwise permitted by Sections 7.2, 7.3 and 7.7, directly or indirectly make any loan or advance to, or purchase, assume or guarantee any indebtedness to or from, any of its officers, directors, stockholders or Affiliates, or to or from any member of the immediate family of any of its officers, directors, stockholders or Affiliates, or subcontract any operations to any Affiliate, except for travel or other reasonable expense advances to employees in the ordinary course of business; or enter into any transaction with any Affiliate, except pursuant to the reasonable requirements of the business of such

Affiliate and on terms substantially no more favorable to such Affiliate than those that such Affiliate would obtain in a comparable arms-length transaction with a Person not an Affiliate of the Company.

         Section 7.7 Restricted Investments. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock, evidence of indebtedness, or other obligation or security or any interest whatsoever in any other Person, or make or permit to exist any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person (collectively, "Investments"), except for: (a) direct obligations of the United States Government maturing within one year; (b) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Bank; (c) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's or P-1 or the equivalent thereof by Moody's and in either case maturing within six months after the date of acquisition; (d) tender bonds the payment of the principal and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's and Aa or the equivalent thereof by Moody's; (e) loans and advances to employees for reasonable travel and business expenses in the ordinary course of business; (f) prepaid expenses incurred in the ordinary course of business; and (g) trade accounts receivable created in the ordinary course of business.

         Section 7.8 Restriction on Dividends. Declare or pay any dividends (other than dividends payable solely in its own stock) upon any of its stock, or purchase, redeem, retire, or otherwise acquire, directly or indirectly, any shares of stock of any Subsidiary or any option, warrant or other right to acquire shares of its stock or stock of any Subsidiary, or make any distribution of cash, property or assets among the holders of shares of its stock; provided, however, that any Subsidiary may declare and pay dividends to the Company; and, provided, further, however, that the Company may repurchase Company stock pursuant to plans approved by the Board of Directors.

         Section 7.9 Hazardous Material. (a) Violate any Environmental Law (provided this covenant shall not be deemed violated by an unintentional violation that could not reasonably be expected to have a Material Adverse Effect on the Company) or (b) permit any Hazardous Material to be brought onto any of the property owned, leased or operated by the Company. If any Hazardous Material is brought or found thereon or therein, except as may be permitted above (and then only in strict compliance with all applicable Environmental
Laws), the Company, at its expense, shall immediately remove it, with proper off site disposal, and perform, as required by any Governmental Authority or Bank, all environmental response, investigation, removal, corrective and remedial actions in a diligent manner and in accordance with all Environmental Laws. The Company's obligations hereunder shall survive any foreclosure of or exercise of power of sale under the Mortgage or any transfer of title to the Land and Improvements to the Bank in lieu of foreclosure. The Company shall promptly, after any officer of the Company learns or obtains knowledge of the occurrence thereof, give written notice to the Bank of receipt of any written notice of personal injury, property damage, violation, claim or noncompliance, or order or request for information, from any Governmental Authority or other third party with respect to any Environmental Law or Hazardous Material, and shall promptly remedy any breach of any Environmental Law by the Company. The Bank shall have the right to enter upon the property owned, leased or operated by the Company, or any part thereof (through its employees and/or agents), to verify compliance by the Company with the terms of this Agreement and to conduct such environmental assessments and audits as Bank shall deem advisable to facilitate such verification; provided, however, THE COMPANY HEREBY ACKNOWLEDGES THAT ALL HAZARDOUS MATERIAL HANDLING PRACTICES AND ENVIRONMENTAL PRACTICES AND PROCEDURES ARE THE SOLE RESPONSIBILITY OF THE COMPANY, AND THE COMPANY HAS FULL DECISION-MAKING POWER WITH RESPECT THERETO. THE COMPANY FURTHER ACKNOWLEDGES THAT THE BANK IS NOT AN ENVIRONMENTAL CONSULTANT, ENGINEER, INVESTIGATOR OR INSPECTOR OF ANY TYPE WHATSOEVER. NO ACT (OR DECISION NOT TO ACT) OF THE BANK RELATED TO THIS AGREEMENT OR ANY RELATED DOCUMENT SHALL GIVE RISE TO ANY OBLIGATION OR LIABILITY ON THE PART OF THE BANK WITH RESPECT TO ENVIRONMENTAL MATTERS. IN NO EVENT SHALL ANY INFORMATION OBTAINED FROM THE BANK OR THEIR RESPECTIVE AGENTS PURSUANT TO THIS AGREEMENT OR ANY RELATED DOCUMENT CONCERNING THE ENVIRONMENTAL CONDITION OF THE PROPERTY OWNED, LEASED OR OPERATED BY THE COMPANY BE CONSIDERED BY THE COMPANY (OR ANY OTHER RECIPIENT OF SAID INFORMATION) AS CONSTITUTING LEGAL OR ENVIRONMENTAL CONSULTING, ENGINEERING, INVESTIGATING OR INSPECTING ADVICE, AND THE COMPANY (OR ANY OTHER RECIPIENT OF SAID INFORMATION) SHALL NOT RELY ON SAID INFORMATION. THE RESPONSIBILITY FOR COMPLIANCE WITH ENVIRONMENTAL LAWS RESTS SOLELY WITH THE COMPANY.

         Section 7.10 Subsidiaries or Partnerships. (a) Become a partner or joint venturer in any partnership or joint venture, or (b) create or acquire any Subsidiary.

         Section 7.11 New Business. Engage in any business other than the business in which it is currently engaged or a business reasonably related thereto, or make any material change in its business objectives.

         Section 7.12 Modifications. Enter into or consent to any alteration, modification, supplement or amendment to, or accept the benefit of any waiver of any provision of, the Bonds or any Related Document.

         Section 7.13 Minimum Tangible Net Worth. Permit Tangible Net Worth to be less than $15,000,000, as of the last day of each fiscal quarter of the Company.

         Section 7.14 Ratio of Funded Debt to EBIDA. Permit the ratio of Funded Debt as of the last day of any fiscal quarter of the Company to EBIDA for the period of four fiscal quarters ending on such date to exceed (i) as of September 30, 2000, 4.0:1.0, and (ii) as of December 31, 2000 and as of the last day of each fiscal quarter ending after December 31, 2000, 3.0:1.0.

         Section 7.15 Ratio of Total Liabilities to Tangible Net Worth. Permit the ratio of Total Liabilities to Tangible Net Worth as of the last day of any fiscal quarter of the Company to exceed (i) as of September 30, 2000, 1.20:1.00 and (ii) as of December 31, 2000 and as of the last day of each fiscal quarter ending after December 31, 2000, 1.0:1.0.

                                  ARTICLE VIII

                           EVENTS OF DEFAULT; REMEDIES

         Section 8.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

         (a) The Company shall fail to pay when due any amount payable under this Agreement or under the Reimbursement Note;

         (b) The Company shall fail to observe or perform any covenant, restriction or agreement contained in Sections 6.1, 6.2 and 6.3 or Article VII of this Agreement;

         (c) The Company shall fail to observe or perform any covenant, restriction or agreement contained in this Agreement and not described in Sections 8.1(a) and (b) above for thirty (30) days after receipt by the Company of written notice from the Bank;

         (d) Any representation, warranty, certification or statement made or deemed made by the Company in Article V of this Agreement, in any Related Document, or in any certificate, financial statement or other document delivered pursuant to this Agreement or any Related Document shall prove to have been incorrect in any material respect when made or deemed made;

         (e) A default or event of default as defined in any Related Document shall occur and be continuing and the expiration of any applicable grace, notice or cure period;

         (f) A default or event of default as defined in any agreement between the Company and the Bank shall occur and be continuing and the expiration of any applicable grace, notice or cure period;

         (g) The occurrence of any default or event of default on the part of the Company (including specifically, but without limitation, defaults due to non-payment) under the terms of any agreement, document or instrument pursuant to which the Company has incurred any indebtedness for money borrowed in excess of $100,000, which default would permit acceleration of such indebtedness;

         (h) The Company (i) files a petition for relief under the Bankruptcy Code or any other insolvency law or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (ii) takes any corporate action to authorize or effect any of the foregoing actions, (iii) generally fails to pay, or admits in writing its inability to pay, its debts as such debts become due; (iv) shall apply for, seek or consent to, or acquiesce in, the appointment of a custodian, receiver, trustee, examiner, liquidator or similar official for it or for any material portion of its assets; (v) benefits from or is subject to the entry of an order for relief under any bankruptcy or insolvency law; or (vi) makes an assignment for the benefit of creditors;

         (i) Failure of the Company, within sixty (60) days after the commencement of any proceeding against it seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to have such proceeding dismissed, or to have all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or failure of the Company within sixty (60) days after the appointment, without the consent or acquiescence of the Company, of any custodian, receiver trustee, examiner, liquidator or similar official for it or for any material portion of its assets, to have such appointment vacated;

         (j) The Company ceases to be Solvent, or ceases to conduct its business substantially as now conducted or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs;

         (k) The entry of one or more judgments or orders for the payment of money in excess of $100,000 in the aggregate against the Company not covered by insurance and such judgment(s) or order(s) shall continue unsatisfied and unstayed for a period of thirty (30) days;

         (l) The issuance of a writ of execution, attachment or similar process against the Company or any of its assets, which shall not be dismissed, stayed, discharged or bonded within thirty (30) days;

         (m) A notice of lien, levy or assessment in excess of $100,000 is filed of record with respect to all or any portion of the assets of the Company by the United States, or any department, agency or instrumentality thereof, or by any other Governmental Authority, including, without limitation, the Pension Benefit Guaranty Corporation, or if any taxes or debts in excess of $100,000 owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the Company in each case and the same is not satisfied, released, discharged or bonded within thirty (30) days after the same becomes a lien or encumbrance or, in the case of ad valorem taxes, prior to the last day when payment may be made without material penalty;

         (n) The Company or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the Pension Benefit Guaranty Corporation or to a Plan under Title IV of ERISA; or the Pension Benefit Guaranty Corporation shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the Pension Benefit Guaranty Corporation would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

         (o) A change in control of the Company after the date of this Agreement (for purposes of this Event of Default, "control" means ownership of a simple majority of the issued and outstanding voting stock of the Company or the right to elect a majority of the board of directors of the Company, by ownership of stock, by contract or otherwise);

         (p) John L. Hobey shall cease to be Chief Executive Officer of the Company, shall cease being involved in the day-to-day operations of the Company or shall cease performing the normal or customary duties of the Chief Executive Officer of the Company, unless, in such event, the Company shall have hired a new Chief Executive Officer of comparable skill and expertise, reasonably acceptable to the Bank, within ninety (90) days of such occurrence; or

         (q) The occurrence of any Material Adverse Change, or of any event, condition, or state of facts which could reasonably be expected to result in a Material Adverse Effect.

         Section 8.2 Remedies. Upon the occurrence and during the continuance of any Event of Default:

         (a) Acceleration of Indebtedness. The Bank may, in its sole discretion, (i) declare all Tender Advances and all other amounts due hereunder and all interest accrued thereon to be immediately due and payable, and upon such declaration the same shall become and be immediately due and payable, without presentment, protest or other notice of any kind, all of which are hereby waived by the Company, (ii) notify the Trustee in writing that an Event of Default has occurred and is continuing and request that (1) the Bonds be accelerated pursuant to Section 6.2 of the Indenture, or (2) all of the Bonds be required to be tendered for purchase, and (iii) pursue all remedies available to it by contract, at law or in equity, including but not limited to its rights under the Security Documents.

         (b) Right of Set-off. The Bank may, and is hereby authorized by the Company, at any time and from time to time, to the fullest extent permitted by applicable laws, without advance notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and any other indebtedness at any time owing by, the Bank or any of its Affiliates, to or for the credit or the account of the Company against any or all of the obligations of the Company under this Agreement now or hereafter existing, whether or not such obligations have matured. The Bank agrees promptly to notify the Company after any such set-off or application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         (c) Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the Bank's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by the Bank of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under any Related Documents or under any other agreement between the Company and the Bank or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Bank in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Company and the Bank or their agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Related Documents or to constitute a waiver of any Event of Default.

                                   ARTICLE IX

                                  PLEDGED BONDS

         Section 9.1 The Pledge. The Company hereby pledges, assigns, hypothecates, transfers, and delivers to the Bank all its right, title and interest to, and hereby grants to the Bank a first lien on, and security interest in, all right, title and interest of the Company in and to the following (hereinafter collectively called the "Pledged Bond Collateral"):

                  (i)      all Pledged Bonds;

                  (ii) all income, earnings, profits, interest, premium or other payments in whatever form in respect of the Pledged Bonds; and

                  (iii) all proceeds (cash and non-cash) arising out of the sale, exchange, collection, enforcement or other disposition of all or any portion of the Pledged Bonds.

The Pledged Bond Collateral shall serve as security for the payment and performance when due of the Reimbursement Obligations. The Company shall deliver, or cause to be delivered, the Pledged Bonds to the Bank or to a pledge agent designated by the Bank immediately upon receipt thereof or, in the case of Pledged Bonds held under a book-entry system administered by The Depository Trust Company ("DTC"), New York, New York (or any other clearing corporation), the Company shall cause the Pledged Bonds to be reflected on the records of DTC (or such other clearing corporation) as a position held by the Bank (or a pledge agent acceptable to the Bank) as a DTC participant (or a participant in such other clearing corporation) and the Bank (or its pledge agent) shall reflect on its records that the Pledged Bonds are owned beneficially by the Company subject to the pledge in favor of the Bank.

         Section 9.2 Remedies Upon Default. If any Event of Default shall have occurred and be continuing, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Bond Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Bond Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Bond Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby expressly waived and released. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Bond Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Reimbursement Obligations in such order as the Bank may elect, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Bank account for the surplus, if any, to the Company. The Company agrees that the Bank need not give more than ten (10) days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Company if it has signed after Default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Bank in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Reimbursement Obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the Commonwealth of Virginia at that time.

         If the Bank sells any of the Pledged Bond  Collateral  pursuant to this
Section 9.2, the Bank agrees that it will reinstate the Letter of Credit in an amount sufficient to cover all principal and accrued interest on the Bonds so sold for up to 113 days at 12% per annum (computed on the basis of a 360-day year).

         Section 9.3 Valid Perfected First Lien. The Company covenants that the pledge, assignment and delivery of the Pledged Bond Collateral hereunder will create a valid, perfected, first priority security interest in all right, title or interest of the Company in or to such Pledged Bond Collateral, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Company which would include the Pledged Bond Collateral. The Company covenants and agrees that it will defend the Bank's right, title and security interest in and to the Pledged Bond Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

         Section 9.4 Release of Pledged Bonds. Pledged Bonds shall be released from the security interest created hereunder upon satisfaction of the Reimbursement Obligations with respect to such Pledged Bonds as provided in
Section 2.8 of the Indenture.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Costs, Expenses and Taxes. The Company agrees to pay on demand all reasonable out-of-pocket expenses of the Bank, including reasonable fees and disbursements of counsel, in connection with: (i) the preparation, execution, delivery, and filing, if required, of this Agreement, the Letter of Credit, the Related Documents and otherwise in connection with the issuance of the Bonds, (ii) any amendments, supplements, consents or waivers hereto or thereto, and (iii) the administration or enforcement of this Agreement, the Bonds, the Letter of Credit and the Related Documents and any other documents which may be delivered in connection herewith or therewith. In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement and the Related Documents and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. It is the intention of the parties hereto that the Company shall pay amounts referred to in this Section directly. In the event the Bank pays any of the amounts referred to in this Section directly, the Company will reimburse the Bank for such advances and interest on such advance shall accrue until reimbursed at the Default Rate.

         Section 10.2 Indemnification. From and at all times after the date of this Agreement, and in addition to all of the Bank's other rights and remedies against the Company, the Company agrees to indemnify, defend and hold harmless the Bank, and each director, officer, employee, agent, successor, assign and affiliate of the Bank from and against the following (collectively "Costs"): any and all claims (whether valid or not), losses, damages, actions, suits, inquiries, investigations, administrative proceedings, judgments, liens, liabilities, penalties, fines, amounts paid in settlement, requirements of Governmental Authorities, punitive damages, interest, damages to natural resources and other costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees and expenses, court costs and fees, and consultant and expert witness fees and expenses) arising in any manner, directly or indirectly, out of or by reason of (a) the negotiation, preparation, execution or performance of this Agreement or the Related Documents, or any transaction contemplated herein or therein, whether or not the Bank or any other party protected under the indemnity agreement under this paragraph is a party to any action, proceeding or suit in question, or the target of any inquiry or investigation in question; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party (as finally determined by a court of competent jurisdiction),
(b) any breach of any of the covenants, warranties or representations of the Company hereunder or under any Related Document, (c) any violation or alleged violation of any Environmental Law, federal or state securities law, common law, equitable requirement or other legal requirement by the Company or with respect to any property owned, leased or operated by the Company (in the past, currently or in the future), (d) by reason of any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Official Statement, or in any supplement or amendment thereto, or the omission to state therein a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading (other than statements or information supplied by the Bank for incorporation in the Official Statement); (e) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit (unless such Cost was caused by the willful misconduct or gross negligence of the Bank); and/or (f) any presence, generation, treatment, storage, disposal, transport, movement, release, suspected release or threatened release of any Hazardous Material on, in, to or from any property (or any part thereof including without limitation the soil and groundwater thereon and thereunder) owned, leased or operated by the Company (in the past, currently or in the future).

         All of the foregoing Costs and obligations of the Company shall be additional obligations hereunder. In the event the Bank or any other indemnified party shall suffer or incur any Costs, the Company shall pay to the indemnified party the total of all such Costs suffered or incurred by the party, and fulfill its other obligations hereunder, on demand.

         Without limiting the foregoing, the Company shall be obligated to pay, on demand, the costs of any investigation, monitoring, assessment, enforcement, removal, remediation, restoration or other response or corrective action undertaken by the Bank or any other indemnified party, or their respective agents, with respect to any property owned, leased or operated by the Company.

         It is expressly understood and agreed that the obligations of the Company under this Section shall not be limited to any extent by the term of the Letter of Credit or this Agreement and shall remain in full force and effect unless and until expressly terminated by Bank in writing.

         Section 10.3 Waiver of Jury Trial; Confession of Judgment. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE COMPANY HEREBY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING WITHIN THE COMMONWEALTH OF VIRGINIA FOR ANY ACTION TO WHICH THE COMPANY AND THE BANK ARE PARTIES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS. TO THE EXTENT PERMITTED BY LAW, THE COMPANY WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION WHICH THE COMPANY MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY ACTION INSTITUTED HEREUNDER OR UNDER ANY OF THE RELATED DOCUMENTS, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS, OR ANY OTHER PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE RELATED DOCUMENTS TO WHICH THE BANK IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BANK OR THE COMPANY, AND THE COMPANY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION THAT HAS JURISDICTION OVER THE COMPANY.

         THE COMPANY HEREBY MAKES, CONSTITUTES AND APPOINTS J. BOLLING LEWIS, III, ROBERT M. DRAKE, OR J. PHILLIP HART, ANY OF WHOM MAY ACT WITHOUT THE JOINDER OF THE OTHERS, AS THE COMPANY'S TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER AND AUTHORITY FOR THE COMPANY, IN THE COMPANY'S NAME, PLACE AND STEAD, TO CONFESS JUDGMENT ON THE COMPANY'S BEHALF IN THE CIRCUIT COURT OF HENRICO COUNTY, VIRGINIA IN THE EVENT OF ANY DEFAULT HEREUNDER.

         THIS POWER OF ATTORNEY IS A POWER OF AUTHORITY COUPLED WITH AN INTEREST AND MAY NOT BE TERMINATED BY THE COMPANY AND SHALL NOT BE REVOKED OR TERMINATED BY THE COMPANY'S DISSOLUTION OR OTHER TERMINATION AS TO SAID ATTORNEY-IN-FACT OR

ANY OTHER PERSON WHO, WITHOUT ACTUAL KNOWLEDGE OR NOTICE OF THE COMPANY'S DISSOLUTION OR OTHER TERMINATION, HAS ACTED OR ACTS IN GOOD FAITH, UNDER OR IN RELIANCE UPON THIS POWER OF ATTORNEY, AND ANY ACTIONS SO TAKEN UNLESS OTHERWISE INVALID OR UNENFORCEABLE, SHALL BE BINDING UPON THE COMPANY, ITS SUCCESSORS AND ASSIGNS.

         Section 10.4 Waiver of Automatic or Supplemental Stay. In the event that a petition for relief under any chapter of the Bankruptcy Code is filed by or against the Company, the Company promises and covenants that it will not seek a supplemental stay pursuant to Bankruptcy Code ss.ss. 105 or 362 or any other relief pursuant to Bankruptcy Code ss. 105 or any other provision of the Bankruptcy Code, whether injunctive or otherwise, which would stay, interdict, condition, reduce or inhibit the Bank's ability to enforce any rights it has, at law or in equity, to collect the Reimbursement Obligations from any Person other than the Company.

         Section 10.5 Notices. All demands, notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be deemed to have been given when the writing is delivered, if given or delivered by hand, overnight delivery service or facsimile transmitter (with confirmed receipt), or five (5) days after being mailed, if mailed by first class, registered or certified mail, postage prepaid, to the address or telecopy number set forth below:

         Party                   Address
         -----                   -------

         Company                 Open Plan Systems, Inc.
                                 4299 Carolina Avenue, Building C
                                 Richmond, VA 23222
                                 Attention:  William F. Crabtree
                                 Telephone: (804) 228-5602
                                 Telecopy: (804) 228-5656

         with a copy to:         Williams, Mullen, Clark & Dobbins, P.C.
         --------------          1021 E. Cary Street, 17th Floor
                                 Post Office Box 1320
                                 Richmond, VA 23218-1230
                                 Attention:  Michael C. Buseck, Esq.
                                 Telephone: (804) 783-6465
                                 Telecopy: (804) 783-6507

         Bank                    Wachovia Bank, N.A.
                                 Mail Code VA-41117
                                 1021 East Cary Street
                                 Richmond, VA 23451
                                 Attention: William E. Hutchinson
                                 Telephone: (804) 697-6871
                                 Telecopy: (804) 697-7173
         with copies to:         Wachovia Bank, N.A.
         --------------          International Operations
                                 Standby Letters of Credit, NC-30034
                                 401 Linden Street
                                 Winston-Salem, North Carolina  27101

                                 Wachovia Securities, Inc.
                                 100 North Main Street
                                 Winston-Salem, North Carolina  27101
                                 Attention: Fixed Income Sales and Trading/Money
                                            Market Desk

         Trustee                 First-Citizens Bank & Trust Company
                                 100 East Tryon Road
                                 Mail Drop DAC61
                                 Raleigh, North Carolina  27603
                                 Attention:  Corporate Trust Division
                                 Telephone:(919) 716-2014
                                 Facsimile:  (919) 716-2025

The Company, the Bank or the Trustee may, by notice given hereunder, designate any further or different addresses or telecopy numbers to which subsequent demands, notices, approvals, consents, requests or other communications shall be sent or persons to whose attention the same shall be directed.

         Section 10.6 Payment from Bank's Funds. The Bank hereby covenants and agrees that any payments under the Letter of Credit will be made with the Bank's own funds and not with funds of the Issuer or the Company.

         Section 10.7 Limited Liability of the Bank. As between the Company and the Bank, the Company agrees to assume all risk of the acts or omissions of the Trustee (and any transferee of the Letter of Credit) with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee (or transferee) and any beneficiary in connection therewith; (b) the validity, or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged; or (c) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except that the Company shall have a claim against the Bank, and the Bank shall be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which were caused by: (y) the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms thereof; or (z) the Bank's willful failure to pay under the Letter of Credit after the presentation to it by the Trustee (or a successor trustee under the Indenture to whom the Letter of Credit has been transferred in accordance with its terms) of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order without responsibility for further investigation.

         Section 10.8 Continuing Obligations; Revival of Obligations. The obligations of the Company under this Agreement shall continue until all amounts due and owing to the Bank hereunder as of the Termination Date shall have been paid in full; provided, however, that the obligations of the Company pursuant to Sections 10.1 and 10.2 hereof shall survive the termination of this Agreement. The Company further agrees that to the extent the Company makes a payment to the Bank, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other similar state or federal statute, common law or principles of equity, then, to the extent of such repayment by the Bank, the Reimbursement Obligations or part thereof intended to be satisfied by such payment shall be revived and continued in full force and effect as if such payment had not been received by the Bank.

         Section 10.9 Confirmation of Lien. The Company hereby grants to the Bank, to secure payment by the Company of sums due hereunder, a lien on moneys or instruments (at such times as they become payable to the Company under the Indenture) which the Company has an interest in or title to pursuant to Sections 4.1, 4.2 or 4.4 of the Indenture, now or hereafter held in the Bond Fund, Project Fund or Bond Purchase Fund (as such terms are defined in the Indenture) or otherwise by the Trustee under any provision of the Indenture and in the right of the Company to receive any such moneys or instruments. The Bank hereby confirms that such lien is and shall be junior and subordinate to the lien on such moneys in favor of the holders of the Bonds and the Trustee.

         Section 10.10 Notice of Certain Controlling Acquisitions. The Bank shall provide or cause to be provided written notice to the Trustee, the Remarketing Agent, and the Holders thirty (30) days prior, where reasonable, and not more than thirty (30) days subsequent to the consummation of any transaction that would result in the Company controlling or being controlled by the Bank. The Bank acknowledges that the foregoing sentence supersedes any exemptions from the continuing disclosure requirement pursuant to Rule 15c2-12(b)(5) of the Securities Exchange Act of 1934.

         Section 10.11 Controlling Law. This Agreement has been executed, delivered and accepted at, and shall be deemed to have been made in, the Commonwealth of Virginia and shall be interpreted in accordance with the internal laws (as opposed to conflicts of laws provisions) of the Commonwealth of Virginia.

         Section 10.12 Successors and Assigns. This Agreement shall be binding upon the Company, its successors and assigns and all rights against the Company arising under this Agreement shall be for the sole benefit of the Bank.

         Section 10.13 Assignment and Sale. Without the prior written consent of the Bank, the Company may not sell, assign or transfer this Agreement or any of the Related Documents or any portion hereof or thereof, including without limitation the Company's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

         Section 10.14 Amendment. This Agreement can be amended or modified only by an instrument in writing signed by the parties. The Company must provide the Trustee with written notice of any amendment or modification of this Agreement, including but not limited to an amendment or modification of Section 2.2(b).

         Section 10.15 Amendments and Waivers. This Agreement can be amended or modified, or any provision hereof may be waived, only by an instrument in writing signed by the parties. In connection with any amendment, modification or waiver given or entered into in accordance with this Section, the Company shall pay to the Bank a fee to be negotiated between the Company and the Bank. Payment of such fee by the Company to the Bank shall be a condition precedent to the effectiveness of such amendment, modification or waiver and shall be due on the date such amendment, modification or waiver is signed by the Bank. The Company must provide the Trustee with written notice of any amendment or modification of this Agreement, including but not limited to an amendment or modification of
Section 2.2(b).

         Section 10.16 No Third Party Beneficiary; No Warranties. All conditions precedent to the disbursement of Bond Proceeds under this Agreement are imposed solely and exclusively for the benefit of the Bank and its assigns. No other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Bank will refuse to make disbursements in the absence of strict compliance with any or all thereof. No person other than the Company shall, under any circumstances, be deemed to be a beneficiary of this Agreement, or any of the terms or conditions hereof, any or all of which may be freely waived in whole or in part by the Bank at any time if in its sole discretion it deems it advisable to do so.

         Neither the Bank's receipt or review of the Plans and Specifications or of any subsoils report or of any environmental report, nor any action or inaction by the Bank with respect thereto, nor any inspections or approvals of the Improvements shall constitute a warranty or representation by the Bank or any of its employees, agents or representatives as to the sufficiency, adequacy or safety of the structure(s), any component parts thereof or any other physical condition or feature pertaining to such improvements or such parcel of the Land. All acts (including any failure to act) relating to the Land or the Reimbursement Obligations by any employee, agent, representative or designee of the Bank shall be performed solely for the benefit of the Bank and are not for the benefit of the Company, the Company or of any other person (including, without limitation, purchasers, tenants, guarantors or other occupants).

         Section 10.17 Severability. In the event that any provision of this Agreement shall be determined to be invalid or unenforceable by any court of competent jurisdiction, such determination shall not invalidate or render unenforceable any other provision hereof.

         Section 10.18 Entire Agreement. THIS AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED CONTEMPORANEOUSLY HEREWITH EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT AND THE DOCUMENTS AND INSTRUMENTS
EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 10.19 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, together shall constitute but one and the same instrument.

         Section 10.20 Captions. The captions to the various sections and subsections of this Agreement have been inserted for convenience only and shall not limit or affect any of the terms hereof.

            [The remainder of this page is left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement and Security Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                        Open Plan Systems, Inc.


                                        By: /s/ Willaim F. Crabtree
                                            ------------------------------------
                                            Willaim F. Crabtree
                                            Vice President and CFO
ATTEST:


/s/ Neil Suffa
----------------------------
Neil Suffa, Secretary


STATE OF Virginia            )
                             )   to wit:
CITY/COUNTY OF Henrico       )

         I, Debbie A. Vaughters, a Notary Public in and for the State and County (or City) aforesaid, certify that William F. Crabtree and Neil Suffa whose names as Vice President/CFO and Secretary of Open Plan Systems, Inc., a Virginia corporation, is signed to the writing above, bearing date as of the 1st day of June, 2000, has acknowledged the same before me in my County (or City) aforesaid.

         Witness my hand and notarial stamp or seal, this 9th day of June, 2000.


My term of office expires:              /s/ Debbie A. Vaughters
                                        ----------------------------------------
                                        Notary Public
     12/31/2001
-------------------------
   (Affix Seal)



             [Execution by the Bank appears on the following page.]

                                            WACHOVIA BANK, N.A.


                                            By: /s/ William E. Hutchinson
                                                --------------------------------
                                                William E. Hutchinson
                                                Vice President







                     (Reimbursement and Security Agreement)

                                    EXHIBIT A
                                    ---------

                          IRREVOCABLE LETTER OF CREDIT
                                No. LC ___-______



                                  June __, 2000



First-Citizens Bank & Trust Company, as Trustee
100 East Tryon Road
Mail Drop DAC61
Raleigh, North Carolina  27603
Attention:  Corporate Trust Division

Ladies and Gentlemen:

         1. We hereby establish, at the request and for the account of Open Plan Systems, Inc., a Virginia corporation (the "Company"), in your favor, as Trustee, for the benefit of the holders of the Bonds (as hereinafter defined), under the Indenture of Trust dated as of June 1, 2000 (the "Indenture") between the Michigan Strategic Fund (the "Issuer") and the Trustee, pursuant to which $2,500,000 in aggregate principal amount of the Issuer's Variable Rate Demand Limited Obligation Revenue Bonds (Open Plan Systems, Inc. Project) Series 2000 (the "Bonds") are being issued, our Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit"), in the amount of $2,594,167 (as more fully described below), effective immediately and expiring on the earliest to occur of any of the following (the "Termination Date"): (i) the close of business on July 5, 2001, or, if such date is extended pursuant to
Section 2.2(b) of the Reimbursement and Security Agreement dated as of June 1, 2000 between the Company and us (the "Reimbursement Agreement"), the date as so extended, (ii) the date on which the principal amount of and interest on the Bonds shall have been paid in full, (iii) the close of business on the second Business Day following conversion of the interest rate on the Bonds to a Fixed Rate (as defined in the Indenture),] (iv) the date on which we honor the draft drawn hereunder pursuant to Section 3.8(a)(iii) of the Indenture following the occurrence of an Event of Default under the Indenture and an acceleration, (v) the date on which we honor a draft drawn hereunder to purchase the Bonds following your receipt of written notice from us that an Event of Default under the Reimbursement Agreement has occurred and is continuing and a written request from us that the Bonds be required to be tendered for purchase, (vi) the date this Letter of Credit is surrendered to us by you for cancellation following acceptance by you of an Alternate Credit Facility (as defined in the Indenture), or (vii) the date we honor the final drawing available hereunder.

         2. We hereby irrevocably authorize you to draw on us in accordance with the terms and conditions, and subject to reductions in amount and reinstatement, as hereinafter set forth, by your drafts, an aggregate amount not exceeding $2,594,167 (the "Letter of Credit Amount"), of which an aggregate amount not exceeding $2,500,000 may be drawn upon with respect to payment of principal of the Bonds or that portion of the purchase price of Bonds tendered for purchase ("Purchase Price") corresponding to principal (the "Letter of Credit Amount-Principal Component"), and of which an aggregate amount not exceeding $94,167 (but no more than an amount equal to accrued interest on the Bonds for the immediately preceding 113 days, computed as though the Bonds bore interest at the rate of 12% per annum notwithstanding the actual rate borne by the Bonds from time to time, based on a 360-day year) may be drawn upon with respect to payment of interest on the Bonds or that portion of the Purchase Price of Bonds corresponding to interest (the "Letter of Credit Amount-Interest Component"). The foregoing maximum amounts comprising the Letter of Credit Amount-Principal Component and the Letter of Credit Amount-Interest Component will be reduced upon redemption of any Bonds as provided in Section 2.18 of the Indenture or upon payment of Bonds at maturity or upon defeasance of any Bonds pursuant to Article V of the Indenture, and in such circumstances you shall deliver to us a certificate in the form of Exhibit 5 attached hereto.

         3. Only you, as Trustee may make drawings under this Letter of Credit. Upon the payment to you or your account of the amount specified in a draft drawn hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such draft, and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to you or to any other person who may have made to you or who makes to you a demand for purchase of, or payment of principal of or interest on any Bond. Bonds that are registered in the name of, or held by or for the account of the Company or are held or required to be held for our benefit pursuant to
Section 2.8(b) of the Indenture ("Pledged Bonds") shall not be entitled to any benefit of this Letter of Credit.

         4. The Letter of Credit Amount-Principal Component and the Letter of Credit Amount-Interest Component, as the case may be, shall be reduced immediately following our honoring any draft drawn hereunder to pay principal of, or interest on, the Bonds, to pay the interest portion of the Purchase Price of the Bonds, or to pay the principal portion of the Purchase Price of the Bonds (a "Tender Drawing"), in each case by an amount equal to the amount of such draft.

         5. On the tenth calendar day following each drawing hereunder to pay interest on the Bonds (including interest constituting a portion of the Purchase Price of Bonds), the amount so drawn shall be reinstated to the Letter of Credit Amount-Interest Component unless you shall have theretofore received written notice from us to the effect that (i) we have not been reimbursed in full by the Company for the amount of such drawing, together with interest, if any, owing thereon pursuant to the Reimbursement Agreement and the amount of such drawing will not be reinstated or (ii) an Event of Default under the Reimbursement Agreement between the Company and us has occurred and is then continuing and a written request that (1) the Bonds be accelerated pursuant to
Section 6.2 of the Indenture, or (2) all of the Bonds be required to be tendered for purchase.

         6. Immediately upon our written notice to you that we have been reimbursed for any loan or advance made by us to the Company, the proceeds of which loan or advance were used by the Company to reimburse us for a Tender Drawing hereunder, the amount so drawn shall be restored, as of the date of the Tender Drawing, to the Letter of Credit Amount-Principal Component.

         7. Subject to the provisions of Paragraphs 5 and 6 hereof, drawings hereunder honored by us shall not, in the aggregate, exceed the Letter of Credit Amount, as reduced from time to time pursuant to the terms hereof.

         8.       Funds under this Letter of Credit are available to you against
(a) your draft payable on the date such draft is drawn on us, stating on its face: "Drawn under Wachovia Bank, N.A. Irrevocable Letter of Credit No. LC ___-______"; (b) if the drawing is being made with respect to payment of principal of the Bonds, a certificate signed by you in the form of Exhibit 1 attached hereto appropriately completed; (c) if the drawing is being made with respect to payment of interest on the Bonds, a certificate signed by you in the form of Exhibit 2 attached hereto appropriately completed; (d) if the drawing is a Tender Drawing, a certificate signed by you in the form of Exhibit 3 attached hereto appropriately completed; and (e) simultaneously with any Tender Drawing being made hereunder, a certificate signed by you in the form of Exhibit 4 attached hereto appropriately completed regarding the portion of the Purchase Price of the Bonds corresponding to interest. Such draft(s) and certificate(s) shall be dated the date of presentation, which shall be made at our office located at 401 Linden Street, Winston-Salem, North Carolina 27101, Attention:
International Operations, Standby Letters of Credit, NC-30034 (or any other office which may be designated by us by written notice delivered to you). If we receive your draft(s) and certificate(s) at such office, all in strict conformity with the terms and conditions of this Letter of Credit, at or prior to 11:00 a.m., Winston-Salem, North Carolina time, on a Business Day on or prior to the Termination Date, we will honor the same no later than 1:00 p.m., Winston-Salem, North Carolina time, on the same Business Day in accordance with your payment instructions. Presentation of drawings to pay the Purchase Price of Bonds also may be made by a telecopy transmission of the documents described in the applicable subparagraphs (a) through (e) above to Telecopier No. (336) 735-0950 (with transmission confirmed by call to Telephone No. (800) 522-9487) or such other telecopier and telephone numbers that we hereafter designate by written notice delivered to you. If we receive your drafts and certificates (as referenced in subparagraphs (a) through (e) above) after 11:00 a.m., Winston-Salem, North Carolina time, on a Business Day, on or prior to the Termination Date, we will honor the same no later than 11:00 a.m., Winston-Salem, North Carolina time, on the next succeeding Business Day. Advance notification of drawings to pay principal of and interest on the Bonds under this Letter of Credit also may be made by a telecopy transmission of the documents described in the applicable subparagraphs (a) through (e) above not less than one Business Day prior to the date of presentation to the telecopier number set forth above (with transmission confirmed by call to the telephone number set forth above) or such other telecopier and telephone numbers that we hereafter designate by written notice delivered to you. If presentation of a drawing to pay Purchase Price of Bonds or an advance notification of a drawing to pay principal of and interest on the Bonds is made by telecopier, it must contain an additional certification by you that the originals of the draft and the certificate on your letterhead manually signed by one of your officers will be concurrently forwarded to us by express courier to reach us by the next Business Day or the date of payment, as the case may be. Payment under this Letter of Credit will be made out of our funds and, if requested by you, will be made by wire transfer of federal funds to your account with any bank which is a member of the Federal Reserve System, or by deposit of immediately available funds into a designated account that you maintain with us.

         9. As used herein, the term "Business Day" shall mean any day on which our office at which drawings on this Letter of Credit are made and the offices of the Trustee, the Paying Agent, the Registrar and the Remarketing Agent (as each term is defined in the Indenture) are each open for business and on which The New York Stock Exchange is not closed.

         10. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at our office address set forth in or designated pursuant to Paragraph 8 above and shall specifically refer to the number of this Letter of Credit.

         11. This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and may be successively so transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit 6 attached hereto and payment of our customary transfer fee.

         12. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds, the Indenture and the Reimbursement Agreement), except the forms of the certificates and the drafts referred to herein, and any such reference (except as aforesaid) shall not be deemed to incorporate herein, any document, instrument or agreement except for such certificates or drafts.

         13. This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 or by subsequent Uniform Customs and Practice for Documentary Credits fixed by subsequent Congresses of the International Chamber of Commerce (the "UCP") and, to the extent not inconsistent with the UCP, the laws of the State of North Carolina.


                                            Very truly yours,

                                            WACHOVIA BANK, N.A.


                                            By: ________________________________
                                                Authorized Officer

                                    EXHIBIT 1

                 CERTIFICATE FOR THE PAYMENT OF PRINCIPAL OF THE
                  MICHIGAN STRATEGIC FUND VARIABLE RATE DEMAND
                        LIMITED OBLIGATION REVENUE BONDS
                  (OPEN PLAN SYSTEMS, INC. PROJECT) SERIES 2000
                  ---------------------------------------------


         The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

         (1)      The Trustee is the Trustee under the Indenture.

         (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal of the Bonds in accordance with Section 3.8 of the Indenture.

         (3) The amount of principal of the Bonds which is due and payable (or which has been declared to be due and payable) is $____________, and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

         (4) The amount of the draft accompanying this Certificate does not include any amount in respect of the principal amount of any Pledged Bonds, does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of principal of the Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

         (5) [The draft accompanying this certificate is the final draft to be drawn under the Letter of Credit with respect to principal and, upon the honoring of such draft, the Letter of Credit will expire in accordance with its terms and the Trustee will surrender the Letter of Credit to the Bank.]*

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of _______________, _____.


                                            First-Citizens Bank & Trust Company,
                                            as Trustee


                                            By: ________________________________
                                                [Name and Title]

* To be used only upon stated or accelerated maturity or optional or mandatory redemption of the Bonds as a whole.

                                    EXHIBIT 2

                 CERTIFICATE FOR THE PAYMENT OF INTEREST ON THE
                  MICHIGAN STRATEGIC FUND VARIABLE RATE DEMAND
                        LIMITED OBLIGATION REVENUE BONDS
                  (OPEN PLAN SYSTEMS, INC. PROJECT) SERIES 2000
                  ---------------------------------------------


         The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

         (1)      The Trustee is the Trustee under the Indenture.

         (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of interest accrued on the Bonds in accordance with Section 3.8 of the Indenture.

         (3) The amount of interest on the Bonds which is due and payable (or which has been declared to be due and payable) is $____________, and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

         (4) The amount of the draft accompanying this Certificate does not include any amount in respect of the interest on any Pledged Bonds, does not exceed the amount available to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds, and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

         (5) [The draft accompanying this certificate is the final draft to be drawn under the Letter of Credit with respect to interest and, upon the honoring of such draft, the Letter of Credit will expire in accordance with its terms and the Trustee will surrender the Letter of Credit to the Bank.]*

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______________.


                                            First-Citizens Bank & Trust Company,
                                            as Trustee


                                            By: ________________________________
                                                [Name and Title]
______________
* To be used only upon stated or accelerated maturity or optional or mandatory redemption of the Bonds as a whole.

                                    EXHIBIT 3

                 CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF
                  THE PURCHASE PRICE OF BONDS CORRESPONDING TO
                    PRINCIPAL OF THE MICHIGAN STRATEGIC FUND
                              VARIABLE RATE DEMAND
                        LIMITED OBLIGATION REVENUE BONDS
                  (OPEN PLAN SYSTEMS, INC. PROJECT) SERIES 2000
                  ---------------------------------------------


         The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

         (1)      The Trustee is the Trustee under the Indenture.

         (2) The Trustee is making a Tender Drawing under the Letter of Credit pursuant to Section 3.8(a)(ii) of the Indenture with respect to the purchase of Bonds corresponding to the principal of Bonds tendered or deemed tendered pursuant to
                  Section 2.6 of the Indenture and not remarketed by the Remarketing Agent on or before the date such Bonds are to be purchased.

         (3) The amount of Purchase Price corresponding to principal of such Bonds less the amount of monies on deposit in the Bond Purchase Fund and available for the purchase of such Bonds as contemplated in Section 2.6(g)(i) of the Indenture is
                  $____________ and the amount of the draft accompanying this Certificate does not exceed such amount of principal.

         (4) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of the Purchase Price corresponding to principal of such Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______________.

                                       First-Citizens Bank & Trust Company,
                                       as Trustee


                                       By: _____________________________________
                                           [Name and Title]

                                    EXHIBIT 4

                 CERTIFICATE FOR THE PAYMENT OF THAT PORTION OF
                  THE PURCHASE PRICE OF BONDS CORRESPONDING TO
                     INTEREST ON THE MICHIGAN STRATEGIC FUND
                              VARIABLE RATE DEMAND
                        LIMITED OBLIGATION REVENUE BONDS
                  (OPEN PLAN SYSTEMS, INC. PROJECT) SERIES 2000
                  ---------------------------------------------


         The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

         (1)      The Trustee is the Trustee under the Indenture.

         (2) The Trustee is making a Tender Drawing under the Letter of Credit pursuant to Section 3.8(a)(ii) of the Indenture simultaneously herewith with respect to the purchase of Bonds corresponding to principal on Bonds tendered or deemed tendered pursuant to Section 2.6 of the Indenture and not remarketed by the Remarketing Agent on or before the date such Bonds are to be purchased.

         (3) A portion of the Purchase Price of Bonds corresponding to interest on such Bonds less the amount of monies on deposit in the Bond Purchase Fund and available for the purchase of such Bonds as contemplated in Section 2.6(g)(i) of the Indenture is $____________ and the amount of the draft accompanying this Certificate does not exceed such amount of interest.

         (4) The amount of the draft accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit in respect of the Purchase Price corresponding to interest on such Bonds and was computed in accordance with the terms and conditions of the Bonds and the Indenture.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ______________, _____.

                                            First-Citizens Bank & Trust Company,
                                            as Trustee


                                            By: ________________________________
                                                [Name and Title]

                                    EXHIBIT 5

                          CERTIFICATE FOR THE PERMANENT
                      REDUCTION OF LETTER OF CREDIT AMOUNT
                      ------------------------------------


         The undersigned, a duly authorized officer of First-Citizens Bank & Trust Company (the "Trustee"), hereby certifies as follows to Wachovia Bank, N.A. (the "Bank") with reference to Irrevocable Letter of Credit No. LC ___-______ (the "Letter of Credit") issued by the Bank in favor of the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

         (1)      The Trustee is the Trustee under the Indenture.

         (2) The aggregate principal amount of the Bonds Outstanding (as defined in the Indenture) has been reduced to $___________.

         (3) The Letter of Credit Amount-Principal Component is hereby correspondingly reduced to $___________.

         (4) The Letter of Credit Amount-Interest Component is hereby reduced to $____________ [calculated by multiplying the amount of the principal amount in the last line of paragraph (2) hereof by 12% and multiplying the product thereof by the quotient of 113 divided by 360] to reflect the amount of interest allocable to the reduced amount of principal set forth in paragraph (3) hereof.

         IN WITNESS WHEREOF, the Trustee has executed this Certificate as of the ______ day of _______________, ____.


                                            First-Citizens Bank & Trust Company,
                                            as Trustee


                                            By: ________________________________
                                                [Name and Title]

                                    EXHIBIT 6

                             INSTRUCTION TO TRANSFER
                             -----------------------


                             _______________, _____


Wachovia Bank, N.A.
International Operations
Standby Letters of Credit, NC-30034
401 Linden Street
Winston-Salem, North Carolina 27101

         Re:      Irrevocable Letter of Credit No. LC ___-______

Ladies and Gentlemen:

         For value received, the undersigned beneficiary hereby irrevocably instructs you to transfer to:

                  ___________________________________
                  (Name of Transferee)

                  ___________________________________
                  (Address)

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit"). The transferee has succeeded the undersigned as Trustee under the Indenture of Trust dated as of June 1, 2000 between the Michigan Strategic Fund and First-Citizens Bank & Trust Company, as trustee.

         By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____ day of _____________, ____.

                                            First-Citizens Bank & Trust Company,
                                            as Trustee

                                            By: ________________________________
                                                [Name and Title]

                                    EXHIBIT B
                                    ---------

                                                                    June 1, 2000

                                 PROMISSORY NOTE
                                 ---------------


         1. FOR VALUE RECEIVED, the undersigned, Open Plan Systems, Inc., a corporation organized and existing under the laws of the Commonwealth of Virginia (the "Company"), promises to pay to the order of WACHOVIA BANK, N.A. (the "Bank"), at the main office of the Bank in Winston-Salem, North Carolina, or at such other place as the Bank hereafter may direct in writing, in legal tender of the United States of America, the principal sum of $2,500,000 or so much thereof as may be disbursed and remain outstanding from time to time hereafter as Tender Advances (as defined below) on the Termination Date (as defined below) with interest thereon (computed on the daily outstanding principal balance, for the actual number of days outstanding and a 360-day year) on each advance made hereunder from date of advance until paid in full at a rate per annum equal to the Prime Rate (as the term Prime Rate is defined below) with any change in such interest rate resulting from a change in the Prime Rate to become effective as of the opening of business on each date on which such change in the Prime Rate has occurred; provided, however, that if the Company fails to pay any portion of the principal of or accrued interest on any Tender Advance when due, interest on the unpaid principal amount of each Tender Advance shall accrue and be payable at the Default Rate (as defined below) from the date of such default until paid in full. Each Tender Advance may be endorsed on the schedule attached hereto and by this reference incorporated herein by the Bank (provided, however, that any failure by the Bank to make any such endorsement shall not limit, modify or affect the obligations of the Company hereunder). Accrued interest on the unpaid principal balance hereof from time to time outstanding shall be due and payable (i) on each Payment Date (as defined below), and (ii) upon payment or prepayment of any Tender Advance (but only on the principal so paid or prepaid), and (iii) at maturity. All principal hereunder shall be due and payable on the Termination Date.

         2. This Promissory Note evidences borrowings under, is subject to and secured by, and shall be paid and enforced in accordance with, the terms of that certain Reimbursement and Security Agreement dated as of even date herewith between the Bank and the Company (such Agreement as it may be amended or supplemented from time to time is hereinafter called the "Reimbursement Agreement"), the terms and provisions of which are hereby incorporated herein by reference and made a part hereof, and is the "Reimbursement Note" as that term is defined in Section 1.1 of the Reimbursement Agreement.

         3. Nothing herein shall limit any right granted to the Bank by any other instrument or by law or equity.

         4. The Company hereby waives demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be provided for in the Reimbursement Agreement.

         5. The Company may prepay any Tender Advance at any time or from time to time without penalty or premium, provided that the Company shall give the Bank notice of each prepayment as set forth in the Reimbursement Agreement.

         6. The Company agrees that if the Company fails to pay any amount when due under this Promissory Note and any such amount is thereafter collected by law or through an attorney at law, the Company shall pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees, all as set forth in the Reimbursement Agreement.

         As used herein, the terms "Tender Advance", "Termination Date", "Prime Rate", "Default Rate" and "Payment Date" shall have the same meaning given each such term in Article I of the Reimbursement Agreement.

         IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed under seal as of the day and year first above written.


                                       Open Plan Systems, Inc.


[CORPORATE SEAL]                       By:    __________________________________
                                       Name:  __________________________________
                                       Title: __________________________________

ATTEST:

_____________________________
_______ Secretary

                                 SCHEDULE
                                 --------


                                AMOUNT OF TENDER            AMOUNT OF PAYMENT OR
            DATE                     ADVANCE                     PREPAYMENT
            ----                -----------------           --------------------